                                                               EXHIBIT 1.A(5)(e)

          DESCRIPTION OF INVESTMENT DIVISIONS IN THE SEPARATE ACCOUNT


THE ASSETS IN EACH INVESTMENT DIVISION OF METROPOLITAN LIFE SEPARATE ACCOUNT UL (SEPARATE ACCOUNT) ARE INVESTED IN SHARES OF A DESIGNATED INVESTMENT COMPANY PORTFOLIO. EACH PORTFOLIO REPRESENTS A DIFFERENT CLASS (OR SERIES) OF SHARES ISSUED BY METROPOLITAN SERIES FUND, INC.


DIVISION 1 -- GROWTH PORTFOLIO--The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

DIVISION 2 -- INCOME PORTFOLIO--The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

DIVISION 3 -- MONEY MARKET PORTFOLIO--The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

DIVISION 4 -- DIVERSIFIED PORTFOLIO--The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

DIVISION 5 -- EQUITY INCOME PORTFOLIO--The investment objective of this portfolio is to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in equity and debt securities convertible into or carrying the right to acquire common stocks.

DIVISION 6 -- INTERNATIONAL STOCK PORTFOLIO--The investment objective of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

DIVISION 7 -- STOCK INDEX PORTFOLIO. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

INVESTMENT RETURNS WILL REFLECT FLUCTUATIONS IN THE MARKET VALUE OF SECURITIES. PLEASE REFER TO THE CURRENT PROSPECTUS FOR METROPOLITAN SERIES FUND, INC. FOR A COMPLETE DESCRIPTION OF THE FUND AND THE CURRENTLY AVAILABLE DESIGNATED PORTFOLIOS.

7FM-05 (92)                            5                                  AAABVE

          DESCRIPTION OF INVESTMENT DIVISIONS IN THE SEPARATE ACCOUNT


THE ASSETS IN EACH INVESTMENT DIVISION OF METROPOLITAN LIFE SEPARATE ACCOUNT UL (SEPARATE ACCOUNT) ARE INVESTED IN SHARES OF A DESIGNATED INVESTMENT COMPANY PORTFOLIO. EACH PORTFOLIO REPRESENTS A DIFFERENT CLASS (OR SERIES) OF SHARES ISSUED BY METROPOLITAN SERIES FUND, INC.


DIVISION 1 -- GROWTH PORTFOLIO--The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

DIVISION 2 -- INCOME PORTFOLIO--The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

DIVISION 3 -- MONEY MARKET PORTFOLIO--The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

DIVISION 4 -- DIVERSIFIED PORTFOLIO--The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

DIVISION 5 -- EQUITY INCOME PORTFOLIO--The investment objective of this portfolio is to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in equity and debt securities convertible into or carrying the right to acquire common stocks.

DIVISION 6 -- STOCK INDEX PORTFOLIO. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

INVESTMENT RETURNS WILL REFLECT FLUCTUATIONS IN THE MARKET VALUE OF SECURITIES. PLEASE REFER TO THE CURRENT PROSPECTUS FOR METROPOLITAN SERIES FUND, INC. FOR A COMPLETE DESCRIPTION OF THE FUND AND THE CURRENTLY AVAILABLE DESIGNATED PORTFOLIOS.

7FM-05 (92)                            5                                   AABVF
CA

                               SEPARATE ACCOUNT

Separate Account UL is an investment account established and maintained by us, separate from our general account or other separate investment accounts. It is used for flexible premium multifunded life insurance policies, and if permitted by law, may be used for other policies or contracts as well.

We own the assets in the Separate Account. Assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities that arise from any other business we conduct. We may from time to time transfer to our general account assets in excess of such reserves and liabilities.

Income and realized and unrealized gains or losses from assets in the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.

The Separate Account will be valued at the end of each Valuation Period but never less than monthly.

A "Valuation Date" is each day on which there is enough trading in a portfolio's securities that the current value of its shares could be materially affected. In general, Valuation Dates will be days when the New York Stock Exchange is open for trading. We reserve the right, on 30 days notice, to change the basis for such Valuation Date, as long as the basis is not inconsistent with applicable laws.

A "Valuation Period" is the period between successive Valuation Dates starting at 4:00 P.M. New York City time, on each Valuation Date and ending at 4:00 P.M., New York City time, on the next Valuation Date. We reserve the right, on 30 days notice, to change the basis for such Valuation Period, as long as the basis is not inconsistent with applicable laws.


INVESTMENT        The "Investment Divisions" are part of the Separate Account.
DIVISIONS         Each division holds a separate class (or series) of stock of a designated investment company or companies. Each class of stock represents a separate portfolio in an investment company.

                  The Investment Divisions available on the Date of Policy are described on Page 5. Those you selected in the application are shown on Page 3. We may from time to time make other investment divisions available to you. We will provide you with written notice of all material details including investment objectives and all charges.


OUR RIGHT         We reserve the right to make certain changes if, in our
TO MAKE           judgment, they would best serve the interests of the owners of
CHANGES           policies such as this one, or would be appropriate in carrying out the purposes of such policies. Any changes will be made only to the extent and in the manner permitted by applicable laws and with the approval of the insurance commissioner of our state of domicile, New York. The approval process is on file with the Commissioner. Also, when required by law, we will obtain your approval of the changes.

                  Examples of the changes we may make include:

                  . To operate the Separate Account in any form permitted under the Investment Company Act of 1940, or in any other form permitted by law.

                  . To take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940.


7FM-11                                11                                  AAABDR
PA,TX

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Richard M. Blackwell                 /s/ Robert G. Schwartz
Richard M. Blackwell                     Robert G. Schwartz
Vice-President and Secretary             Chairman of the Board, President
                                         and Chief Executive Officer

Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FM-90                                 1                                  AAABA6

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Nicholas D. Latrenta                 /s/ Robert G. Schwartz
Nicholas D. Latrenta                     Robert G. Schwartz
Vice-President and Secretary             Chairman of the Board, President
                                         and Chief Executive Officer

Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 30 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FM-90                                 1                                  AAABA7

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Richard M. Blackwell                 /s/ Robert G. Schwartz
Richard M. Blackwell                     Robert G. Schwartz
Vice-President and Secretary             Chairman of the Board, President
                                         and Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.

7FM-90                                 1                                  AAABA8

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Nicholas D. Latrenta                   /s/ Robert G. Schwartz
Nicholas D. Latrenta                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer



Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.

7FM-90                                 1                                  AAABA9

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Nicholas D. Latrenta                   /s/ Robert G. Schwartz
Nicholas D. Latrenta                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 30 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

Military Personnel

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on back cover.

7FM-90                                 1                                  AAABBA

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Richard M. Blackwell                 /s/ Robert G. Schwartz
Richard M. Blackwell                     Robert G. Schwartz
Vice-President and Secretary             Chairman of the Board, President
                                         and Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the fixed account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

RIGHT TO CANCEL. You may cancel this policy by delivering or mailing a written notice or sending a telegram to Metropolitan Life Insurance Company at Aurora, Illinois 60505 or to your account Representative and by returning the policy before midnight of the twentieth day after the date you receive it or within 45 days after the application is signed, whichever period ends later. Notice given by mail and return of the policy by mail are effective on being postmarked, properly addressed and postage prepaid. The insurer must return all payment made for this policy within ten days after it receives notice of cancellation and the returned policy.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7.1 FM-90                              1                                  AAABBB

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

RIGHT TO CANCEL. You may cancel this policy by delivering or mailing a written notice or sending a telegram to Metropolitan Life Insurance Company at Aurora, Illinois 60505 or to your account Representative and by returning the policy before midnight of the tenth day after the date you receive it or within 45 days after the application is signed, whichever period ends later. Notice given by mail and return of the policy by mail are effective on being postmarked, properly addressed and postage prepaid. The insurer must return all payment made for this policy within ten days after it receives notice of cancellation and the returned policy.

READ THlS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

7.1 FM-90                              1                                  AAABBC

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Nicholas D. Latrenta                   /s/ Robert G. Schwartz
Nicholas D. Latrenta                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number

FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

RIGHT TO CANCEL. You may cancel this policy by delivering or mailing a written notice or sending a telegram to Metropolitan Life Insurance Company at Aurora, Illinois 60505 or to your account Representative and by returning the policy before midnight of the twentieth day after the date you receive it or within 45 days after the application is signed, whichever period ends later. Notice given by mail and return of the policy by mail are effective on being postmarked, properly addressed and postage prepaid. The insurer must return all payment made for this policy within ten days after it receives notice of cancellation and the returned policy.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.

7.1 FM-90                              1                                  AAABBD

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Richard M. Blackwell                 /s/ Robert G. Schwartz
Richard M. Blackwell                     Robert G. Schwartz
Vice-President and Secretary             Chairman of the Board, President
                                         and Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE OF 4% A YEAR. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE (SEE PAGE 7). POLICY LOANS ARE AVAILABLE FOR UP TO 90% OF THE CASH SURRENDER VALUE.

Right to Examine Policy--Please read this policy. You may return this policy to us or to the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.

7.2 FM-90                              1                                  AAABBG
VA

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.
Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
Adjustable death benefit.
Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.
Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE OF 4% A YEAR. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE (SEE PAGE 7). POLICY LOANS ARE AVAILABLE FOR UP TO 90% OF THE CASH SURRENDER VALUE.

Right to Examine Policy--Please read this policy. You may return this policy to us or the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on last page.

7.2 FM-90                              1                                  AAABBF
VA

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------
                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.
Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
Adjustable death benefit.
Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.
Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE OF 4% A YEAR. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE (SEE PAGE 7). POLICY LOANS ARE AVAILABLE FOR UP TO 90% OF THE CASH SURRENDER VALUE.

Right to Examine Policy--Please read this policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7.2 FM-90                              1                                  AAABBE
VA

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.




/s/ Richard M. Blackwell                 /s/ Robert G. Schwartz
Richard M. Blackwell                     Robert G. Schwartz
Vice-President and Secretary             Chairman of the Board, President
                                         and Chief Executive Officer



Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED VARIABLE LIFE INSURANCE POLICY
Life insurance payable if the insured dies before the Final Date of Policy.
Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
Adjustable death benefit.
Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.
Not eligible for dividends.


THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

THE CASH VALUE IN THE FIXED ACCOUNT WILL BE CREDITED WITH INTEREST AT A GUARANTEED RATE OF 4% A YEAR. WE MAY CREDIT ADDITIONAL INTEREST IN EXCESS OF THE GUARANTEED RATE. SEE THE FIXED ACCOUNT PROVISION ON PAGE 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE (SEE PAGE 7). POLICY LOANS ARE AVAILABLE FOR UP TO 90% OF THE CASH SURRENDER VALUE.


Right to Examine Policy--Please read this policy. You may return this policy to us or to the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7.2 FM-90                              1                                  AAABA2
VA

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Richard M. Blackwell               /s/ Robert G. Schwartz
Richard M. Blackwell                   Robert G. Schwartz
Vice-President and Secretary           Chairman of the Board, President
                                       and Chief Executive Officer




Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED VARIABLE LIFE INSURANCE POLICY
Life insurance payable if the insured dies before the Final Date of Policy.
Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.
Adjustable death benefit.
Premiums payable while the insured is alive and before the Final Date of Policy. Premiums must be sufficient to keep the policy in force.
Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE DURATION OF THE POLICY AND, IN CERTAIN CASES, THE AMOUNT OF THE DEATH BENEFIT DEPEND UPON THE AMOUNT OF THE CASH VALUE WHICH MAY INCREASE OR DECREASE WITH INVESTMENT EXPERIENCE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.


7.5 FM-90                              1                                  AAABBH
NM

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

               A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.

/s/ Richard M. Blackwell               /s/ Robert G. Schwartz
Richard M. Blackwell                   Robert G. Schwartz
Vice-President and Secretary           Chairman of the Board, President and
                                       Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number





FLEXIBLE PREMIUM MULTIFUNDED VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE DURATION OF THE POLICY AND, IN CERTAIN CASES, THE AMOUNT OF THE DEATH BENEFIT DEPEND UPON THE AMOUNT OF THE CASH VALUE WHICH MAY INCREASE OR DECREASE WITH INVESTMENT EXPERIENCE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7.5 FM-90                              1                                  AAAGE6
NM

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.


/s/ Richard M. Blackwell                     /s/ Robert G. Schwartz
Richard M. Blackwell                         Robert G. Schwartz
Vice-President and Secretary                 Chairman of the Board, President
                                             and Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE DURATION OF THE POLICY AND, IN CERTAIN CASES, THE AMOUNT OF THE DEATH BENEFIT DEPEND UPON THE AMOUNT OF THE CASH VALUE WHICH MAY INCREASE OR DECREASE WITH INVESTMENT EXPERIENCE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.


7.5 FM-90                              1                                  AAAGE7
NM

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES
--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.

/s/ Nicholas D. Latrenta                  /s/ Robert G. Schwartz
Nicholas D. Latrenta                      Robert G. Schwartz
Vice-President and Secretary              Chairman of the Board, President and
                                          Chief Executive Officer



Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AND DEPEND UPON THE AMOUNT OF THE CASH VALUE.

The death benefit will be equal to at least the Specified Face Amount of Insurance at issue if there are no outstanding loans, partial withdrawals or partial surrenders and sufficient premiums are paid.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.

7.6 FM-90                              1                                  AAABBJ
PA

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES
--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.




/s/ Nicholas D. Latrenta             /s/ Robert G. Schwartz
Nicholas D. Latrenta                 Robert G. Schwartz
Vice-President and Secretary         Chairman of the Board, President
                                     and Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AND DEPEND UPON THE AMOUNT OF THE CASH VALUE.

The death benefit will be equal to at least the Specified Face Amount of Insurance at issue if there are no outstanding loans, partial withdrawals or partial surrenders and sufficient premiums are paid.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7.6 FM-90                              1                                  AAABBI
VA

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES
--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------



Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.




/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer



Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, MAY BE VARIABLE OR FIXED AND DEPEND UPON THE AMOUNT OF THE CASH VALUE.

The death benefit will be equal to at least the Specified Face Amount of Insurance at issue if there are no outstanding loans, partial withdrawals or partial surrenders and sufficient premiums are paid.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.


7.6 FM-90                          1                                      AAABBK
PA

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES


--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------

Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.




/s/ Richard M. Blackwell                /s/ Robert G. Schwartz
Richard M. Blackwell                    Robert G. Schwartz
Vice-President and Secretary            Chairman of the Board, President and
                                        Chief Executive Officer





Insured

Face Amount
of Insurance

Policy Number




FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and interest, payable on the Final
Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Eligible for dividends.


THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FM-90 MO, WI                          1                                  AAAGGX

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES
--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------



Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.






/s/ Nicholas D. Latrenta                /s/ Robert G. Schwartz
Nicholas D. Latrenta                    Robert G. Schwartz
Vice-President and Secretary            Chairman of the Board, President and
                                        Chief Executive Officer


 Insured

 Face Amount
 of Insurance

 Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and interest, payable on the Final
Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

7FM-90 MO, WI                          1                                  AAAGGZ

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life


                               Insurance Company

                A Mutual Company Incorporated in New York State
--------------------------------------------------------------------------------


Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Richard M. Blackwell                    /s/ Robert G. Schwartz
Richard M. Blackwell                        Robert G. Schwartz
Vice-President and Secretary                Chairman of the Board, President
                                            and Chief Executive Officer





Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less. any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company. Term Insurance Involved.

7FM-90 NC                              1                                  AAAGHN

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company. Term Insurance Involved.


7FM-90 NC                              1                                  AAAGHO

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company. Term Insurance Involved.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.


7FM-90 NC                              1                                  AAAGHP

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number



FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company. Term Insurance Involved.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.


7FM-90 NC                              1                                  AAAGHQ

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number



VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

MILITARY PERSONNEL

See Page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7FM-90 SD, SC                          1                                  AAAGHH

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number



VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7FM-90 SD, SC                          1                                  AAAGHG

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Richard M. Blackwell                   /s/ Robert G. Schwartz
Richard M. Blackwell                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number



VARIABLE LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and loan interest, payable on the Final Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.

THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE.

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

MILITARY PERSONNEL

See Page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7FM-90 SD, SC                          1                                  AAAGHI

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Nicholas D. Latrenta                   /s/ Robert G. Schwartz
Nicholas D. Latrenta                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and interest, payable on the Final
Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE (SEE PAGE 7).

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

See Table of Contents and Company address on the last page.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.


7FM-90                                 1                                  AAABBL
TX

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Nicholas D. Latrenta                   /s/ Robert G. Schwartz
Nicholas D. Latrenta                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and interest, payable on the Final
Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE (SEE PAGE 7).

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 10 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.


7FM-90                                 1                                  AAABBM
TX

                         [LOGO] METROPOLITAN LIFE (SM)
                           AND AFFILIATED COMPANIES

--------------------------------------------------------------------------------

                               Metropolitan Life

                               Insurance Company

                A Mutual Company Incorporated in New York State

--------------------------------------------------------------------------------
Metropolitan Life Insurance Company will pay the amount of insurance and provide the other benefits of this policy according to its provisions.



/s/ Nicholas D. Latrenta                   /s/ Robert G. Schwartz
Nicholas D. Latrenta                       Robert G. Schwartz
Vice-President and Secretary               Chairman of the Board, President and
                                           Chief Executive Officer


Insured

Face Amount
of Insurance

Policy Number


FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY

Life insurance payable if the insured dies before the Final Date of Policy.

Cash Value, if any, less any policy loan and interest, payable on the Final
Date.

Adjustable death benefit.

Premiums payable while the insured is alive and before the Final Date of Policy.

Premiums must be sufficient to keep the policy in force.

Not eligible for dividends.


THE CASH VALUE IN EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT IS BASED ON THE INVESTMENT EXPERIENCE OF THAT INVESTMENT DIVISION AND MAY INCREASE OR DECREASE DAILY. IT IS NOT GUARANTEED AS TO DOLLAR AMOUNT. SEE THE SEPARATE ACCOUNT PROVISION ON PAGE 11.

The cash value in the Fixed Account will be credited with interest at a guaranteed rate of 4% a year. We may credit additional interest in excess of the guaranteed rate. See the Fixed Account provision on page 9.

THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT, OR BOTH, DEPEND UPON THE AMOUNT OF THE CASH VALUE (SEE PAGE 7).

Right to Examine Policy--Please read the policy. You may return this policy to us or the account representative through whom you bought it within 20 days from the date you receive it or within 45 days after the application is signed, whichever period ends later. If you return it within this period, the policy will be void from the beginning. We will refund any premium paid.

READ THIS POLICY CAREFULLY. This policy is a legal contract between the policy owner and Metropolitan Life Insurance Company.

MILITARY PERSONNEL

See page 3 for information concerning premiums payable and amount of insurance.

See Table of Contents and Company address on the last page.


7FM-90                                 1                                  AAABBN
TX

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM INSURANCE" PROVISION ON PAGE 9.)

Age     Monthly Rate*     Age     Monthly Rate*     Age     Monthly Rate*
---     ------------      ---     ------------      ---     ------------
 0         .195            33        .149            66        2.010
 1         .080            34        .157            67        2.190
 2         .076            35        .165            68        2.378
 3         .074            36        .177            69        2.587
 4         .072            37        .190            70        2.825
 5         .069            38        .206            71        3.103
 6         .066            39        .223            72        3.430
 7         .063            40        .242            73        3.807
 8         .061            41        .264            74        4.229
 9         .060            42        .286            75        4.685
 10        .060            43        .309            76        5.171
 11        .064            44        .334            77        5.682
 12        .071            45        .360            78        6.221
 13        .080            46        .388            79        6.812
 14        .090            47        .416            80        7.472
 15        .101            48        .449            81        8.233
 16        .111            49        .483            82        9.104
 17        .119            50        .523            83       10.093
 18        .125            51        .567            84       11.184
 19        .129            52        .615            85       12.359
 20        .131            53        .671            86       13.607
 21        .131            54        .732            87       14.938
 22        .131            55        .795            88       16.355
 23        .130            56        .860            89       17.864
 24        .128            57        .929            90       19.498
 25        .127            58       1.001            91       21.324
 26        .126            59       1.080            92       23.388
 27        .127            60       1.167            93       25.912
 28        .129            61       1.269            94       29.362
 29        .130            62       1.389
 30        .134            63       1.525
 31        .137            64       1.676
 32        .142            65       1.839

----------------------------------------------------------------------
* If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.


7FM-04 A                               4                                  AAABH7

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM INSURANCE" PROVISION ON PAGE 9.)

       Age      Monthly Rate*  Age        Monthly Rate*
               --------------          -----------------
                Male  Female            Male     Female
       -------------------------------------------------
        0       .000    .000    48       .943       .609
        1       .000    .000    49      1.013       .651
        2       .000    .000    50      1.092       .698
        3       .000    .000    51      1.188       .750
        4       .000    .000    52      1.303       .814
        5       .000    .000    53      1.440       .888
        6       .000    .000    54      1.592       .968
        7       .000    .000    55      1.755      1.051
        8       .000    .000    56      1.919      1.130
        9       .000    .000    57      2.081      1.206
        10      .000    .000    58      2.241      1.277
        11      .000    .000    59      2.446      1.369
        12      .200    .113    60      2.517      1.408
        13      .227    .122    61      2.556      1.443
        14      .252    .130    62      2.756      1.553
        15      .268    .140    63      2.989      1.688
        16      .286    .146    64      3.354      1.839
        17      .291    .149    65      3.647      2.000
        18      .296    .156    66      3.956      2.167
        19      .306    .161    67      4.278      2.334
        20      .311    .166    68      4.613      2.501
        21      .310    .168    69      4.977      2.685
        22      .308    .168    70      5.415      2.893
        23      .303    .170    71      5.845      3.145
        24      .299    .171    72      6.335      3.453
        25      .294    .171    73      6.890      3.817
        26      .290    .172    74      7.502      4.237
        27      .291    .176    75      8.162      4.706
        28      .292    .181    76      8.859      5.218
        29      .298    .185    77      9.591      5.769
        30      .310    .194    78     10.372      6.367
        31      .326    .204    79     11.206      7.026
        32      .347    .221    80     12.081      7.773
        33      .356    .224    81     13.131      8.627
        34      .382    .241    82     14.307      9.609
        35      .400    .254    83     15.606     10.720
        36      .424    .269    84     17.002     11.943
        37      .447    .284    85     18.474     13.276
        38      .477    .307    86     19.996     14.707
        39      .509    .334    87     21.560     16.237
        40      .540    .357    88     23.166     17.873
        41      .575    .382    89     24.820     19.627
        42      .617    .412    90     26.573     21.545
        43      .661    .439    91     28.449     23.656
        44      .712    .472    92     30.529     26.049
        45      .765    .502    93     33.106     28.836
        46      .819    .536    94     36.749     32.940
        47      .879    .572
--------------------------------------------------------
* If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.


7FM-04 E1 (10/90)                      4                                  AAAGH1

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM INSURANCE" PROVISION ON PAGE 9.)

       -------------------------------------------------
       Age      Monthly Rate*  Age        Monthly Rate*
               --------------          -----------------
                Male  Female            Male     Female
       -------------------------------------------------
        0       .000    .000    48      1.402    .854
        1       .000    .000    49      1.503    .912
        2       .000    .000    50      1.608    .971
        3       .000    .000    51      1.718   1.031
        4       .000    .000    52      1.834   1.097
        5       .000    .000    53      1.954   1.163
        6       .000    .000    54      2.082   1.232
        7       .000    .000    55      2.224   1.305
        8       .000    .000    56      2.379   1.380
        9       .000    .000    57      2.558   1.465
        10      .000    .000    58      2.762   1.558
        11      .000    .000    59      3.035   1.686
        12      .384    .210    60      3.067   1.758
        13      .410    .219    61      3.231   1.804
        14      .435    .228    62      3.503   1.952
        15      .451    .237    63      3.796   2.117
        16      .470    .245    64      4.214   2.296
        17      .475    .248    65      4.552   2.481
        18      .480    .254    66      4.907   2.671
        19      .490    .257    67      5.279   2.864
        20      .495    .263    68      5.667   3.057
        21      .497    .267    69      6.088   3.271
        22      .496    .267    70      6.579   3.506
        23      .491    .267    71      7.038   3.778
        24      .487    .271    72      7.541   4.097
        25      .482    .272    73      8.090   4.464
        26      .479    .273    74      8.681   4.879
        27      .483    .278    75      9.308   5.336
        28      .485    .284    76      9.968   5.833
        29      .494    .290    77     10.663   6.369
        30      .508    .300    78     11.414   6.951
        31      .527    .312    79     12.222   7.602
        32      .552    .329    80     13.076   8.340
        33      .565    .335    81     14.114   9.187
        34      .593    .354    82     15.281  10.164
        35      .614    .368    83     16.573  11.267
        36      .640    .384    84     17.965  12.489
        37      .665    .401    85     19.434  13.819
        38      .697    .424    86     20.969  15.253
        39      .734    .453    87     22.533  16.788
        40      .769    .480    88     24.155  18.433
        41      .814    .511    89     25.832  20.203
        42      .873    .548    90     27.614  22.136
        43      .941    .590    91     29.519  24.267
        44     1.023    .638    92     31.625  26.676
        45     1.111    .687    93     34.237  29.485
        46     1.204    .742    94     37.934  33.622
        47     1.301    .797

-----------------------------------------------------
* If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.

7FM-04 E2 (10/92)                      4                                  AAAGH2

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM INSURANCE" PROVISION ON PAGE 9.)

       -------------------------------------------------
       Age      Monthly Rate*  Age        Monthly Rate*
               --------------          -----------------
                Male  Female            Male     Female
       -------------------------------------------------
        0       .000    .000    48      1.553    .984
        1       .000    .000    49      1.661   1.047
        2       .000    .000    50      1.779   1.118
        3       .000    .000    51      1.918   1.197
        4       .000    .000    52      2.074   1.289
        5       .000    .000    53      2.253   1.391
        6       .000    .000    54      2.447   1.498
        7       .000    .000    55      2.657   1.612
        8       .000    .000    56      2.873   1.725
        9       .000    .000    57      3.096   1.840
        10      .000    .000    58      3.323   1.952
        11      .000    .000    59      3.603   2.089
        12      .610    .356    60      3.667   2.138
        13      .638    .366    61      3.720   2.163
        14      .662    .375    62      3.983   2.312
        15      .679    .383    63      4.271   2.480
        16      .695    .389    64      4.688   2.664
        17      .700    .392    65      5.029   2.856
        18      .705    .398    66      5.392   3.055
        19      .714    .402    67      5.772   3.260
        20      .718    .406    68      6.176   3.467
        21      .718    .408    69      6.610   3.694
        22      .716    .410    70      7.117   3.942
        23      .713    .410    71      7.614   4.229
        24      .709    .413    72      8.156   4.561
        25      .704    .414    73      8.745   4.939
        26      .700    .415    74      9.372   5.363
        27      .699    .421    75     10.034   5.826
        28      .704    .427    76     10.726   6.328
        29      .713    .432    77     11.447   6.865
        30      .727    .444    78     12.222   7.447
        31      .747    .457    79     13.052   8.090
        32      .772    .474    80     13.927   8.822
        33      .786    .482    81     14.957   9.663
        34      .816    .501    82     16.120  10.636
        35      .839    .517    83     17.412  11.741
        36      .867    .536    84     18.808  12.964
        37      .895    .555    85     20.286  14.299
        38      .931    .581    86     21.824  15.740
        39      .970    .611    87     23.414  17.284
        40     1.005    .639    88     25.053  18.939
        41     1.048    .670    89     26.751  20.722
        42     1.099    .706    90     28.556  22.668
        43     1.156    .742    91     30.486  24.816
        44     1.222    .783    92     32.662  27.242
        45     1.292    .826    93     35.276  30.079
        46     1.372    .875    94     39.021  34.246
        47     1.457    .928
-----------------------------------------------------
* If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.


7FM-04 E3 (10/90)                      4                                  AAAGH3

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM LNSURANCE" PROVISION ON PAGE 9.)


                ----------------------------------------------
                        Monthly Rate*           Monthly Rate*
                Age    ---------------  Age    ---------------
                        Male   Female           Male    Female
                ----------------------------------------------
                0       .000    .000    48      1.896   1.179
                1       .000    .000    49      1.998   1.239
                2       .000    .000    50      2.118   1.311
                3       .000    .000    51      2.267   1.395
                4       .000    .000    52      2.445   1.499
                5       .000    .000    53      2.660   1.621
                6       .000    .000    54      2.908   1.760
                7       .000    .000    55      3.184   1.910
                8       .000    .000    56      3.477   2.066
                9       .000    .000    57      3.786   2.229
                10      .000    .000    58      4.104   2.392
                11      .000    .000    59      4.476   2.579
                12     0.999    .579    60      4.566   2.618
                13     1.027    .588    61      4.628   2.673
                14     1.052    .596    62      4.925   2.840
                15     1.068    .605    63      5.222   3.013
                16     1.080    .609    64      5.626   3.188
                17     1.078    .612    65      5.943   3.366
                18     1.076    .611    66      6.276   3.548
                19     1.080    .612    67      6.631   3.737
                20     1.080    .616    68      7.019   3.935
                21     1.079    .617    69      7.447   4.157
                22     1.077    .615    70      7.957   4.407
                23     1.072    .614    71      8.457   4.694
                24     1.068    .613    72      9.007   5.032
                25     1.063    .610    73      9.604   5.417
                26     1.059    .610    74     10.237   5.845
                27     1.058    .615    75     10.908   6.315
                28     1.056    .621    76     11.610   6.823
                29     1.055    .625    77     12.341   7.366
                30     1.057    .638    78     13.124   7.953
                31     1.087    .651    79     13.963   8.605
                32     1.113    .669    80     14.849   9.345
                33     1.128    .677    81     15.895  10.193
                34     1.159    .696    82     17.073  11.174
                35     1.183    .713    83     18.382  12.285
                36     1.212    .733    84     19.796  13.519
                37     1.241    .751    85     21.291  14.864
                38     1.277    .778    86     22.849  16.315
                39     1.317    .810    87     24.457  17.871
                40     1.354    .837    88     26.117  19.538
                41     1.398    .870    89     27.834  21.332
                42     1.451    .906    90     29.662  22.668
                43     1.510    .942    91     31.616  25.455
                44     1.576    .984    92     33.777  27.897
                45     1.646   1.027    93     36.467  30.756
                46     1.723   1.075    94     40.269  34.958
                47     1.807   1.125
                -----------------------------------------------
             * If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.


7FM-04 E4 (10/90)                      4                                  AAAGH4

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM LNSURANCE" PROVISION ON PAGE 9.)

                ----------------------------------------------
                        Monthly Rate*           Monthly Rate*
                Age    ---------------  Age    ---------------
                        Male   Female           Male    Female
                ----------------------------------------------
                0       .000    .000    48      2.384   1.456
                1       .000    .000    49      2.506   1.527
                2       .000    .000    50      2.638   1.606
                3       .000    .000    51      2.791   1.691
                4       .000    .000    52      2.963   1.792
                5       .000    .000    53      3.154   1.901
                6       .000    .000    54      3.366   2.018
                7       .000    .000    55      3.600   2.143
                8       .000    .000    56      3.851   2.276
                9       .000    .000    57      4.120   2.416
                10      .000    .000    58      4.411   2.563
                11      .000    .000    59      4.763   2.741
                12     1.527    .879    60      4.866   2.788
                13     1.554    .888    61      4.880   2.814
                14     1.579    .896    62      5.194   2.990
                15     1.595    .905    63      5.517   3.178
                16     1.610    .909    64      5.955   3.371
                17     1.610    .912    65      6.310   3.570
                18     1.596    .914    66      6.681   3.773
                19     1.600    .917    67      7.071   3.981
                20     1.600    .919    68      7.486   4.193
                21     1.599    .920    69      7.939   4.428
                22     1.597    .921    70      8.473   4.690
                23     1.592    .921    71      8.999   4.994
                24     1.588    .921    72      9.583   5.351
                25     1.583    .922    73     10.224   5.759
                26     1.579    .921    74     10.911   6.219
                27     1.578    .923    75     11.637   6.721
                28     1.576    .926    76     12.389   7.257
                29     1.580    .926    77     13.166   7.827
                30     1.586    .933    78     13.982   8.434
                31     1.594    .938    79     14.844   9.099
                32     1.606    .949    80     15.747   9.850
                33     1.610    .952    81     16.808  10.707
                34     1.628    .964    82     18.002  11.695
                35     1.640    .973    83     19.326  12.815
                36     1.659    .986    84     20.757  14.055
                37     1.681   1.001    85     22.271  15.410
                38     1.711   1.026    86     23.848  16.873
                39     1.749   1.054    87     25.477  18.441
                40     1.784   1.081    88     27.161  20.122
                41     1.828   1.114    89     28.903  21.928
                42     1.882   1.150    90     30.759  23.907
                43     1.942   1.188    91     32.740  26.086
                44     2.014   1.233    92     34.925  28.544
                45     2.092   1.280    93     37.652  31.427
                46     2.181   1.333    94     41.511  35.662
                47     2.277   1.392
                -----------------------------------------------
     * If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.

7FM-04 E5 (10/90)                      4                                  AAAGH5

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM LNSURANCE" PROVISION ON PAGE 9.)


   --------------------------------------------------------------------
       Age  Monthly Rate*     Age  Monthly Rate*     Age  Monthly Rate*
   --------------------------------------------------------------------
        0      .000            33     .304            66     3.213
        1      .000            34     .327            67     3.467
        2      .000            35     .341            68     3.727
        3      .000            36     .361            69     4.008
        4      .000            37     .382            70     4.342
        5      .000            38     .409            71     4.687
        6      .000            39     .440            72     5.088
        7      .000            40     .467            73     5.546
        8      .000            41     .499            74     6.059
        9      .000            42     .535            75     6.615
        10     .000            43     .572            76     7.210
        11     .000            44     .616            77     7.839
        12     .166            45     .660            78     8.513
        13     .186            46     .706            79     9.241
        14     .204            47     .755            80    10.022
        15     .218            48     .810            81    10.956
        16     .231            49     .867            82    12.007
        17     .235            50     .934            83    13.184
        18     .240            51    1.014            84    14.464
        19     .249            52    1.107            85    15.835
        20     .254            53    1.219            86    17.275
        21     .253            54    1.342            87    18.796
        22     .252            55    1.472            88    20.398
        23     .251            56    1.601            89    22.084
        24     .247            57    1.728            90    23.910
        25     .245            58    1.852            91    25.924
        26     .243            59    2.011            92    28.175
        27     .245            60    2.066            93    30.901
        28     .249            61    2.101            94    34.826
        29     .253            62    2.263
        30     .265            63    2.454
        31     .277            64    2.731
        32     .296            65    2.966
   --------------------------------------------------------------------
* If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.

7FM-04 E1 U (10/90)                    4                                  AAAGH6

     TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM LNSURANCE" PROVISION ON PAGE 9.)


   --------------------------------------------------------------------
       Age  Monthly Rate*     Age  Monthly Rate*     Age  Monthly Rate*
   --------------------------------------------------------------------
        0      .000            33     .473            66     3.985
        1      .000            34     .499            67     4.280
        2      .000            35     .515            68     4.581
        3      .000            36     .537            69     4.909
        4      .000            37     .560            70     5.286
        5      .000            38     .588            71     5.656
        6      .000            39     .622            72     6.069
        7      .000            40     .653            73     6.525
        8      .000            41     .694            74     7.023
        9      .000            42     .743            75     7.555
        10     .000            43     .801            76     8.122
        11     .000            44     .869            77     8.722
        12     .315            45     .942            78     9.371
        13     .335            46    1.020            79    10.081
        14     .353            47    1.098            80    10.846
        15     .367            48    1.183            81    11.770
        16     .381            49    1.266            82    12.813
        17     .385            50    1.353            83    13.983
        18     .390            51    1.444            84    15.260
        19     .397            52    1.538            85    16.628
        20     .403            53    1.637            86    18.071
        21     .405            54    1.742            87    19.600
        22     .404            55    1.855            88    21.216
        23     .403            56    1.977            89    22.922
        24     .400            57    2.118            90    24.771
        25     .398            58    2.277            91    26.811
        26     .396            59    2.491            92    29.084
        27     .401            60    2.536            93    31.840
        28     .406            61    2.650            94    35.809
        29     .413            62    2.871
        30     .426            63    3.110
        31     .441            64    3.429
        32     .462            65    3.702
   --------------------------------------------------------------------
   * If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.


7FM-04 E2U (10/90)                     4                                  AAAGH7

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM LNSURANCE" PROVISION ON PAGE 9.)

   --------------------------------------------------------------------
       Age  Monthly Rate*     Age  Monthly Rate*     Age  Monthly Rate*
   --------------------------------------------------------------------
        0      .000            33     .665            66     4.430
        1      .000            34     .691            67     4.734
        2      .000            35     .710            68     5.051
        3      .000            36     .734            69     5.392
        4      .000            37     .759            70     5.783
        5      .000            38     .791            71     6.182
        6      .000            39     .827            72     6.624
        7      .000            40     .859            73     7.108
        8      .000            41     .898            74     7.631
        9      .000            42     .942            75     8.186
        10     .000            43     .991            76     8.775
        11     .000            44    1.046            77     9.391
        12     .509            45    1.106            78    10.055
        13     .531            46    1.174            79    10.774
        14     .548            47    1.244            80    11.549
        15     .562            48    1.326            81    12.466
        16     .573            49    1.414            82    13.505
        17     .578            50    1.515            83    14.676
        18     .583            51    1.631            84    15.956
        19     .590            52    1.759            85    17.331
        20     .594            53    1.908            86    18.785
        21     .594            54    2.067            87    20.327
        22     .594            55    2.238            88    21.957
        23     .593            56    2.411            89    23.681
        24     .590            57    2.591            90    25.549
        25     .588            58    2.771            91    27.611
        26     .586            59    2.993            92    29.908
        27     .588            60    3.048            93    32.701
        28     .594            61    3.087            94    36.711
        29     .601            62    3.303
        30     .615            63    3.540
        31     .631            64    3.861
        32     .652            65    4.138

   --------------------------------------------------------------------
     * If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.


7FM-04 E3 U (10/90)               4                                       AAAGH8

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM LNSURANCE" PROVISION ON PAGE 9.)

   --------------------------------------------------------------------
       Age  Monthly Rate*     Age  Monthly Rate*     Age  Monthly Rate*
   --------------------------------------------------------------------
        0      .000            33     .948            66     5.157
        1      .000            34     .975            67     5.440
        2      .000            35     .994            68     5.744
        3      .000            36    1.020            69     6.079
        4      .000            37    1.045            70     6.473
        5      .000            38    1.077            71     6.873
        6      .000            39    1.115            72     7.323
        7      .000            40    1.147            73     7.814
        8      .000            41    1.188            74     8.343
        9      .000            42    1.233            75     8.906
        10     .000            43    1.283            76     9.503
        11     .000            44    1.339            77    10.128
        12     .832            45    1.399            78    10.798
        13     .853            46    1.464            79    11.526
        14     .870            47    1.533            80    12.312
        15     .884            48    1.609            81    13.241
        16     .892            49    1.693            82    14.292
        17     .893            50    1.795            83    15.475
        18     .890            51    1.919            84    16.771
        19     .893            52    2.066            85    18.160
        20     .895            53    2.244            86    19.630
        21     .894            54    2.449            87    21.188
        22     .892            55    2.673            88    22.835
        23     .890            56    2.910            89    24.575
        24     .885            57    3.160            90    26.213
        25     .882            58    3.416            91    28.544
        26     .879            59    3.713            92    30.863
        27     .881            60    3.779            93    33.686
        28     .883            61    3.836            94    37.745
        29     .884            62    4.079
        30     .891            63    4.324
        31     .913            64    4.633
        32     .935            65    4.890
   --------------------------------------------------------------------
     * If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.


7FM-04 E4 U (10/90)                    4                                  AAAGH9

      TABLE OF GUARANTEED MAXIMUM RATES FOR EACH $1,000 OF TERM INSURANCE
              (SEE "COST OF TERM INSURANCE" PROVISION ON PAGE 9.)

      ------------------------------------------------------------------
          Age  Monthly Rate*    Age  Monthly Rate*    Age  Monthly Rate*
      ------------------------------------------------------------------
           0      .000           33    1.347           66    5.490
           1      .000           34    1.364           67    5.802
           2      .000           35    1.373           68    6 127
           3      .000           36    1.389           69    6.483
           4      .000           37    1.409           70    6.896
           5      .000           38    1.437           71    7.319
           6      .000           39    1.472           72    7.796
           7      .000           40    1.503           73    8.323
           8      .000           41    1.544           74    8.897
           9      .000           42    1.590           75    9.506
           10     .000           43    1.641           76   10.144
           11     .000           44    1.702           77   10.819
           12    1.268           45    1.768           78   11.550
           13    1.289           46    1.842           79   12.320
           14    1.307           47    1.922           80   13.137
           15    1.320           48    2.013           81   14.025
           16    1.330           49    2.113           82   15.058
           17    1.332           50    2.225           83   16.254
           18    1.324           51    2.352           84   17.562
           19    1.327           52    2.494           85   18.967
           20    1.328           53    2.653           86   20.453
           21    1.327           54    2.827           87   22.028
           22    1.327           55    3.016           88   23.695
           23    1.325           56    3.218           89   25.454
           24    1.320           57    3.435           90   27.367
           25    1.318           58    3.668           91   29.471
           26    1.316           59    3.950           92   31.811
           27    1.316           60    4.027           93   34.665
           28    1.317           61    4.044           94   38.772
           29    1.319           62    4.301
           30    1.326           63    4.567
           31    1.332           64    4.904
           32    1.343           65    5.192
      ------------------------------------------------------------------

      * If there is a supplemental rating for the life insurance benefit, as shown on page 3, the monthly deduction for such supplemental rating must be added to the monthly rate determined from this table.


7FM-04 E5 U (10/90)                   4                                  AAAGIA

MINIMUM PAYMENTS UNDER PAYMENT PLANS- Monthly payments under Options 2, 3, 3A and 4 for each $1,000 applied will not be less than the amounts shown in the following Tables.

--------------------------------------------------------------------------------
                OPTION 2. Installment Income for a Stated Period

                    Monthly Payment for each $1,000 Applied

-------------------------------------------------------------------------------------------------------
Years         Minimum Amount         Years         Minimum Amount         Years         Minimum Amount
Chosen       of Each Monthly         Chosen       of Each Monthly         Chosen       of Each Monthly
                  Payment                              Payment                              Payment
-------------------------------------------------------------------------------------------------------
   1               $84.47              11                $8.86              21                $5.32
   2                42.86              12                 8.24              22                 5.15
   3                28.99              13                 7.71              23                 4.99
   4                22.06              14                 7.26              24                 4.84
   5                17.91              15                 6.87              25                 4.71
   6                15.14              16                 6.53              26                 4.59
   7                13.16              17                 6.23              27                 4.47
   8                11.68              18                 5.96              28                 4.37
   9                10.53              19                 5.73              29                 4.27
  10                 9.61              20                 5.51              30                 4.18
-------------------------------------------------------------------------------------------------------

To determine the minimum amount for a quarterly payment, multiply the above monthly payment by 2.99; for semiannual by 5.96; and for annual by 11.84.

-----------------------------------------------------------------------------------
                 OPTION 3. Single Life Income-            OPTION 3A.
                   Guaranteed Payment Period              Single Life Income-
                                                          Guaranteed Return
                 Minimum Amount of each Monthly           Minimum Amount of each
                Payment for each $1,000 Applied           Monthly Payment for each
 Payee's    ----------------------------------------      $1,000 Applied
  Age              Guaranteed Payment Period
            ----------------------------------------
            10 Years        15 Years        20 Years
-----------------------------------------------------------------------------------
   50        $ 4.12           $4.08           $4.02             $3.97
   55          4.51            4.44            4.32              4.29
   60          5.02            4.87            4.65              4.70
   65          5.67            5.36            4.97              5.21
   70          6.46            5.88            5.24              5.85
   75          7.34            6.33            5.41              6.68
   80          8.21            6.64            5.48              7.75
85 and over    8.92            6.80            5.51              9.12
-----------------------------------------------------------------------------------

OPTION 4.  Joint and Survivor Life Income -
           Guaranteed period of 10 Years

              Age of               Minimum Amount of each Monthly
            Both Payees            Payment for each $1,000 Applied
            ------------------------------------------------------
                 50                           $3.64
                 55                            3.93
                 60                            4.30
                 65                            4.80
                 70                            5.47
                 75                            6.33
            ------------------------------------------------------

On request, we will provide additional information about amounts of premium payments.

7FM-21 U                              21                                  AAAGE5

               Continuous Period of Care is a period of continuous Home Health Care or daily treatment in a Convalescent Care Facility for which we will pay benefits under this rider. This care must be under a planned program established and approved in writing by the insured's physician. A Continuous Period of Care will stop when the insured no longer needs the care. But the period will resume if the insured again becomes eligible for benefits within 90 days after the period stops. Beyond 90 days after a Continuous Period of Care stops, a new Continuous Period of Care will start if: (1) we have not yet paid the Maximum Lifetime Benefit; and (2) the insured again satisfies the requirements of the Elimination Period.

               Convalescent Care Facility is a Skilled Nursing Facility or an Intermediate Care Facility.

               Custodial Care means any care intended primarily to help a physically impaired person to meet basic personal needs. Basic personal needs include feeding and personal hygiene. Custodial Care may be given by persons without medical training.

               Home Health Care is specific services provided by a licensed home health care agency. Home Health Care must be under a planned program of care and treatment which is established and approved in writing by the insured's physician.

               Intermediate Care Facility is a facility which:

               (1) is licensed and operated as an intermediate care facility in the state in which it is located;

               (2) provides room and board and a planned continuous medical treatment program, including nursing care and personal care, to improve or maintain health, and relieve sickness, injury or pain;

               (3) has 24 hour nursing services by or under the supervision of a registered nurse (RN) or a licensed practical nurse (LPN);

               (4) provides intermediate care but not the level of care provided in a hospital or skilled nursing facility;

               (5) is not a motel, a hotel, a place for rest or a place that predominantly provides for the care and treatment of drug addicts, alcoholics or the mentally ill; and

               (6) keeps a daily medical record of each patient.

               Maximum Lifetime Benefit is the maximum amount of benefits we will pay before the rider ends. We may adjust the Maximum Lifetime Benefit as indicated in the Duration of Benefits provision of this rider. If so, we will adjust the Maximum Lifetime Benefit according to the formula described in Exhibit A of this rider.

               Preexisting Condition means a condition for which medical advice or treatment was recommended by, or received from a provider of health care services, within 6 months before the effective date of this rider.

               Skilled Nursing Facility is a facility which:

               (1) is licensed and operated as a skilled nursing facility in the state in which it is located;

               (2) provides, under the supervision of a licensed physician, room and board and a planned continuous medical treatment program, including nursing care and personal care, to improve or maintain health, and relieve sickness, injury or pain;

               (3) has 24 hour nursing services by or under the supervision of a registered nurse (RN);

               (4) provides skilled nursing care but not the level of care provided in a hospital;

               (5) is not a motel, a hotel, a place for rest or a place that predominantly provides for the care and treatment of drug addicts, alcoholics or the mentally ill; and

               (6) keeps a daily medical record of each patient.

1-LTCFPMLI-90                                                             BAABPM
MO

                     METROPOLITAN LIFE INSURANCE COMPANY

           RIDER: ACCELERATION OF POLICY BENEFITS FOR LONG TERM CARE

               This rider is a part of the policy if it is referred to on page 3.


               This rider provides for payment of part of the Death Benefit of the policy during the lifetime of the insured, to help cover certain long term care costs incurred by the insured. Rider benefits may be used to pay for the cost of care, or in any other way you choose. The cash value, loan values and the Specified Face Amount of the policy will be reduced to the extent we pay benefits under this rider. This rider is NOT a long term care rider and the amount this rider pays you may NOT be enough to cover your nursing home or other bills.

               IMPORTANT: THE BENEFIT PAYMENTS UNDER THIS RIDER MAY BE TAXABLE OR AFFECT YOUR ELIGIBILITY FOR BENEFITS UNDER STATE AND FEDERAL LAW. YOU SHOULD CONSULT YOUR TAX ADVISER TO DETERMINE THE EFFECT ON YOU.

DATE OF RIDER  The effective date of this rider is the date shown on page 3.

ELIMINATION    For each Continuous Period of Care, we will pay benefits for
PERIOD         care received after the insured has received any combination of Home Health Care or treatment in a Convalescent Care Facility for 90 continuous days.

BENEFIT FOR    We will pay benefits monthly if the insured is: (1) confined for
TREATMENT IN   a Continuous Period of Care in a Convalescent Care Facility; and
A CONVALESCENT (2) is unable to perform three or more Activities of Daily Living CARE FACILITY without human assistance; or we determine that the insured has a comparable level of disability. The monthly benefit for each Continuous Period of Care will be equal to the lesser of: (1) 2% of the Death Benefit as of the time we pay the first benefit for that period; or (2) $5,000. If you reduce the Death Benefit during a Continuous Period of Care by taking a cash withdrawal after we pay a benefit, we may adjust the amount and duration of all future monthly benefits.

               We will not deny benefits because the insured is receiving Custodial Care, as long as the insured would otherwise be eligible for benefits.

BENEFIT FOR    We will pay benefits monthly if, for a Continuous Period of
HOME HEALTH    Care: (1) the insured receives Home Health Care because of
CARE           inability to perform three or more Activities of Daily Living without human assistance; or (2) the insured receives Home Health
               Care for what we determine to be a comparable level of disability. The monthly benefit for each Continuous Period of Care will be equal to the lesser of: (1)1% of the Death Benefit as of the time we pay the first benefit for that period; or (2)
               $2,500. If you reduce the Death Benefit during a Continuous
               Period of Care by taking a cash withdrawal after we pay a benefit, we may adjust the amount and duration of all future monthly benefits.

DEFINITIONS    Activities of Daily Living are:

               (1) bathing; effectively using bath water, and towel drying the body;

               (2) dressing, putting on, taking off, clothes and special devices like splints or braces;

               (3) transferring; moving from one support structure to another, such as from a chair to a bed;

               (4) mobility; moving about from one place to another;

               (5) toileting; using the toilet or related equipment and
                   performing related hygiene;

               (6) continence; controlling bladder and bowel sphincter muscles and maintaining hygiene; and

               (7) eating; consuming food after it has been prepared, including food to mouth.

1-LTCFPMLI-90                                                             BAABPE
OH

                      METROPOLITAN LIFE INSURANCE COMPANY

           RIDER: ACCELERATION OF POLICY BENEFITS FOR LONG TERM CARE

               This rider is a part of the policy if it is referred to on page 3.


               This rider provides for payment of part of the Death Benefit of the policy during the lifetime of the insured, to help cover certain long term care costs incurred by the insured. Rider benefits may be used to pay for the cost of care, or in any other way you choose. The cash value, loan values and the Specified Face Amount of the policy will be reduced to the extent we pay benefits under this rider.

               IMPORTANT: THE BENEFIT PAYMENTS UNDER THIS RIDER MAY BE TAXABLE OR AFFECT YOUR ELIGIBILITY FOR BENEFITS UNDER STATE AND FEDERAL LAW. YOU SHOULD CONSULT YOUR TAX ADVISER TO DETERMINE THE EFFECT ON YOU.

DATE OF RIDER  The effective date of this rider is the date shown on page 3.

ELIMINATION    For each Continuous Period of Care, we will pay benefits for care
PERIOD         received after the insured has received any combination of Home
               Health Care or treatment in a Convalescent Care Facility for 90 continuous days.

BENEFIT FOR    We will pay benefits monthly if the insured is: (1) confined for
TREATMENT IN   a Continuous Period of Care in a Convalescent Care Facility; and
A CONVALESCENT (2) is unable to perform three or more Activities of Daily Living CARE FACILITY without human assistance; or we determine that the insured has a comparable level of disability. The monthly benefit for each Continuous Period of Care will be equal to the lesser of: (1) 2% of the Death Benefit as of the time we pay the first benefit for that period; or (2) $5,000. If you reduce the Death Benefit during a Continuous Period of Care by taking a cash withdrawal after we pay a benefit, we may adjust the amount and duration of all future monthly benefits.

               We will not deny benefits because the insured is receiving care in a Custodial Care facility, as long as the insured would otherwise be eligible for benefits.

BENEFIT FOR    We will pay benefits monthly if, for a Continuous Period of Care:
HOME HEALTH    (1) the insured receives Home Health Care because of inability to
CARE           perform three or more Activities of Daily Living without human assistance; or (2) the insured receives Home Health Care for what we determine to be a comparable level of disability. The monthly benefit for each Continuous Period of Care will be equal to the lesser of: (1) 1% of the Death Benefit as of the time we pay the first benefit for that period; or (2) $2,500. If you reduce the Death Benefit during a Continuous Period of Care by taking a cash withdrawal after we pay a benefit, we may adjust the amount and duration of all future monthly benefits.

DEFINITIONS    Activities of Daily Living are:

               (1) bathing; effectively using bath water, and towel drying the body;

               (2) dressing; putting on, taking off, clothes and special devices like splints or braces;

               (3) transferring; moving from one support structure to another, such as from a chair to a bed;

               (4) mobility; moving about from one place to another;

               (5) toileting; using the toilet or related equipment and
                   performing related hygiene;

               (6) continence; controlling bladder and bowel sphincter muscles and maintaining hygiene; and

               (7) eating; consuming food after it has been prepared, including food to mouth.


1-LTCFPMLI-90                                                             BAABPJ
TN

                     METROPOLITAN LIFE INSURANCE COMPANY

                     RIDER: ACCELERATION OF DEATH BENEFITS

     This rider is a part of the policy as of the issue date of the policy.


               This rider provides for payment of an Accelerated Death Benefit during the lifetime of the insured, if the insured is terminally ill. Rider benefits may be used for any purpose whatsoever.

               IMPORTANT: THE BENEFIT PAYMENTS UNDER THIS RIDER MAY BE TAXABLE OR MAY AFFECT ELIGIBILITY FOR BENEFITS UNDER STATE OR FEDERAL LAW. YOU SHOULD CONSULT YOUR TAX ADVISER TO DETERMINE THE EFFECT ON YOU.

DEFINITIONS    The "INSURED" is the person at whose death the Policy Benefit would be payable. The "INSURED" does not include any person who has life insurance coverage only under a rider to the policy, or any person who has coverage because of his or her relationship to the insured.

               "POLICY BENEFIT" is the amount we would pay to the insured's beneficiaries in the absence of this rider, on the death of the insured.

               "ACCELERATED DEATH BENEFIT" is the amount we will pay under this rider if we receive proof that the insured is terminally ill. We will compute this amount based on the amount of the Policy Benefit applied under this rider, using an interest factor based on the insured's reduced life expectancy.

               If we pay an Accelerated Death Benefit, the Policy Benefit may be adjusted by the following if they apply: any expected future premiums; any expected future dividends at the then current dividend scale; any excess interest credited on contract values; the rate of any current contract charges; an administrative fee of up to $150.

               "YOU" refers to the owner of this policy.

               "WE," "US," and "OUR" refer to Metropolitan Insurance and Annuity Company.

               "TERMINALLY ILL" means having a life expectancy of 12 months or less.

ASSUMPTIONS    The interest and mortality assumptions we use may change from time to time. However, the interest rate we use will never be more than the rate charged on policy loans for policies then being issued. The rider proceeds will never be less than the cash value of the policy multiplied by the percentage of the Policy
               Benefit you choose to accelerate.

AMOUNT OF      If the face amount of your policy is $50,000 or less, you must
ACCELERATED    apply 75% of the Policy Benefit to your Accelerated Death
DEATH BENEFIT  Benefit. If the face amount of your policy is greater than
               $50,000, you may apply less than 75% of the Policy Benefit but:
               (1) you must apply at least $20,000; and (2) the face amount of insurance remaining after this payment must be at least $25,000.

               If the face amount of your policy is greater than $50,000, you cannot apply more than the greater of (1) $250,000, or (2) 10% of the Policy Benefit. You may not ask for more than one Accelerated Death Benefit under the rider.

EFFECT OF      When you apply part of the Policy Benefit to your Accelerated
BENEFIT        Death Benefit, the policy will stay in force. Any riders which
ACCELERATION   provide insurance on the life of someone other than the insured
ON POLICY      will stay in effect pursuant to their terms as if the insured had
RIDERS         died, and no further premiums will be payable. We will make payment under this rider by applying coverages in the following order to the Accelerated Death Benefit: 1) any riders on the insured's life; 2) any insurance bought by dividends and 3) the policy Face Amount. Policy premiums, values and the face amount of insurance will be reduced appropriately.


1-AB-91                                                                   BAABRE
CT

GENERAL        Your right to Accelerated Death Benefits under this rider is
PROVISIONS     subject to the following:

               1. The policy must be in force other than as extended term insurance.

               2. This rider is subject to the terms of the policy
                  Incontestability provision.

               3. This rider does not apply if the insured's terminal illness is the result of an attempt to commit suicide, while any policy suicide clause is in effect.

               4. Any irrevocable beneficiary must consent in writing to the payment of an Accelerated Death Benefit under this rider. We may also require that the beneficiary, contingent beneficiary, assignee, or any other party in interest consent to our payment.

               5. Your policy is not eligible for this benefit if: (a) you are required by law to use this rider to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this rider to apply for, obtain, or keep a government benefit or entitlement.

               6. This rider may be reinstated subject to the same terms which apply to the policy.

HOW TO APPLY   You must: (1) apply for this option in writing; (2) send us the
FOR THIS       policy; and (3) provide proof satisfactory to us, including a
BENEFIT        statement signed by a physician, that the insured is terminally ill.

               We have the right to have the insured examined at our expense by a physician we choose.

PAYMENT OF     At our option, the Accelerated Death Benefit will be paid to you
ACCELERATED    or will be placed in an interest bearing account to which you
DEATH          will have immediate access.
BENEFIT

RIDER DEATH    If the insured dies within 60 days of a payment made under this
BENEFIT        rider, on receipt of proof of death and a proper claim, we will pay the beneficiary the difference between the Policy Benefit and Accelerated Death Benefit.

TERMINATION    1. You may cancel this rider if you ask us to do so in writing, and send us the policy.

               2. This rider will end at the end of the grace period of the first unpaid premium for the policy.



                                              /s/ Richard M. Blackwell
                                              Richard M. Blackwell
                                              Vice-President and Secretary

1-AB-91                                                                   BAABRF
CT

                      METROPOLITAN LIFE INSURANCE COMPANY

                     RIDER: ACCELERATION OF DEATH BENEFITS

     This rider is a part of the policy as of the issue date of the policy.


               THIS RIDER PROVIDES AN ACCELERATED PAYMENT OF LIFE INSURANCE PROCEEDS. IT IS NOT INTENDED TO PROVIDE HEALTH, NURSING HOME OR LONG-TERM CARE INSURANCE. RIDER BENEFITS MAY BE USED FOR ANY PURPOSE WHATSOEVER.

               IMPORTANT: THE BENEFIT PAYMENTS UNDER THIS RIDER MAY BE TAXABLE OR MAY AFFECT ELIGIBILITY FOR BENEFITS UNDER STATE OR FEDERAL LAW. YOU SHOULD CONSULT YOUR TAX ADVISER TO
               DETERMINE THE EFFECT ON YOU.

DEFINITIONS    The "INSURED" is the person at whose death the policy benefit would be payable. The "INSURED" does not include any person who has life insurance coverage only under a rider to the policy, or any person who has coverage because of his or her relationship to the insured.

               "POLICY BENEFIT" is the amount we would pay to the insured's beneficiaries in the absence of this rider, on the death of the insured.

               "ACCELERATED DEATH BENEFIT" is the amount we will pay under this rider if we receive proof that the insured has a total and permanent disability. We will compute this amount based on the amount of the Policy Benefit applied under this rider, using an interest factor based on the insured's reduced life expectancy.

               If we pay an Accelerated Death Benefit, the Policy Benefit may be adjusted by the following if they apply: any expected future premiums; any expected future dividends at the then current dividend scale; any excess interest credited on contract values; the rate of any current contract charges; an administrative fee of up to $150.

               "YOU" refers to the owner of this policy.

               "WE," "US," and "OUR" refer to Metropolitan Insurance and Annuity Company.

               "TOTAL AND PERMANENT DISABILITY" is a diagnosis that the insured is terminally ill with 6 months or less to live.

ASSUMPTIONS    The interest and mortality assumptions we use may change from time to time. However, the interest rate we use will never be more than the rate charged on policy loans for policies then being issued. The rider proceeds will never be less than the cash value of the policy multiplied by the percentage of the Policy
               Benefit you choose to accelerate.

AMOUNT OF      You must apply all of the Policy Benefit to your Accelerated
ACCELERATED    Death Benefit, if the face amount of your policy is $50,000 or
DEATH BENEFIT  less. You cannot apply more than the greater of (1) $250,000, or
               (2) 10% of the Policy Benefit under this and all other similar riders issued by Metropolitan Life Insurance Company or one of our affiliates.

               If you apply part of the Policy Benefit to an Accelerated Death Benefit under this rider: (1) you must apply at least $20,000; and (2) the face amount of insurance remaining after this payment must be at least $25,000. You may not ask for more than one Accelerated Death Benefit under the rider.

EFFECT OF      If you apply all of the Policy Benefit to your Accelerated
BENEFIT        Death Benefit, all policy benefits based on the insured's life,
ACCELERATION   except for any benefit for accidental death, will end. Any
ON POLICY      accidental death benefit on the life of the insured will
RIDERS         continue in force for 12 months from the date of any payment under this rider. Any riders which provide insurance on the life of someone other than the insured will stay in effect pursuant to their terms as if the insured had died. No further premiums will be payable.

1-AB-91                                                                   BAABR1
MI

               If you apply part of the Policy Benefit to your Accelerated Death Benefit, the policy will stay in force. We will make payment by applying coverages in the following order to the Accelerated Death Benefit: 1) any riders on the insured's life; 2) any insurance bought by dividends and 3) the policy Face Amount. Policy premiums, values and the face amount of insurance will be reduced appropriately.

GENERAL        Your right to Accelerated Death Benefits under this rider is
PROVISIONS     subject to the following:

               1. The policy must be in force other than as extended term insurance.

               2. This rider is subject to the terms of the policy
                  Incontestability provision.

               3. This rider does not apply if the insured's total and permanent disability is the result of an attempt to commit suicide, while any policy suicide clause is in effect.

               4. Any irrevocable beneficiary must consent in writing to the payment of an Accelerated Death Benefit under this rider. We may also require that the beneficiary, contingent beneficiary, assignee, or any other party in interest consent to our payment.

               5. Your policy is not eligible for this benefit if: (a) you are required by law to use this rider to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this rider to apply for, obtain, or keep a government benefit or entitlement.

               6. This rider may be reinstated subject to the same terms which apply to the policy.

HOW TO APPLY   You must: (1) apply for this option in writing; (2) send us the
FOR THIS       policy; and (3) provide proof satisfactory to us, including a
BENEFIT        statement signed by a physician, that the insured is terminally ill.

               We have the right to have the insured examined at our expense by a physician we choose.

PAYMENT OF     The Accelerated Death Benefit will be paid to you. We may
ACCELERATED    provide an option for the benefit to be placed in an interest
DEATH BENEFIT  bearing account to which you will have immediate access.

RIDER DEATH    If the insured dies within 60 days of a payment made under
BENEFIT        this rider, on receipt of proof of death and a proper claim, we will pay the beneficiary the difference between the Policy
               Benefit and Accelerated Death Benefit.

TERMINATION    1. You may cancel this rider if you ask us to do so in writing, and send us the policy.

               2. This rider will end at the end of the grace period of the first unpaid premium for the policy.


                                          /s/ Nicholas D. Latrenta
                                          Nicholas D. Latrenta
                                          Vice-President and Secretary

1-AB-92                                                                   BAABR2
MI

                      METROPOLITAN LIFE INSURANCE COMPANY

          RIDER: ACCELERATION OF DEATH BENEFITS FOR TERMINAL CONDITION

     This rider is a part of the policy as of the issue date of the policy.

               This rider provides for payment of an Accelerated Death Benefit during the lifetime of the insured, if the insured has a terminal condition. Rider benefits may be used for any purpose whatsoever.

               THE DEATH BENEFIT AND ANY ACCUMULATION VALUES AND CASH
               VALUES OF THE POLICY WILL BE REDUCED IF WE PAY A BENEFIT UNDER THIS RIDER.

               IMPORTANT: THE BENEFIT PAYMENTS UNDER THIS RIDER MAY BE TAXABLE OR MAY AFFECT ELIGIBILITY FOR BENEFITS UNDER STATE OR FEDERAL LAW. YOU SHOULD CONSULT YOUR TAX ADVISER TO
               DETERMINE THE EFFECT ON YOU.

DEFINITIONS    The "INSURED" is the person at whose death the Policy Benefit would be payable. The "INSURED" does not include any person who has life insurance coverage only under a rider to the policy, or any person who has coverage because of his or her relationship to the insured.

               "POLICY BENEFIT" is the amount we would pay to the insured's beneficiaries in the absence of this rider, on the death of the insured.

               "ACCELERATED DEATH BENEFIT" is the amount we will pay under this rider if we receive proof that the insured has a terminal condition. We will compute this amount based on the amount of the Policy Benefit applied under this rider, using an interest factor based on the insured's reduced life expectancy.

               If we pay an Accelerated Death Benefit, the Policy Benefit may be adjusted by the following if they apply: any expected future premiums; any expected future dividends at the then current dividend scale; any excess interest credited on contract values; the rate of any current contract charges; an administrative fee of up to $150.

               "YOU" refers to the owner of this policy.

               "WE," "US," and "OUR" refer to Metropolitan Life Insurance
               Company.

               "TERMINAL CONDITION" means having a life expectancy of 12 months or less.

ASSUMPTIONS    The interest and mortality assumptions we use may change from time to time. However, the interest rate we use will never be more than the rate charged on policy loans for policies then being issued. The rider proceeds will never be less than the cash value of the policy multiplied by the percentage of the Policy
               Benefit you choose to accelerate.

AMOUNT OF      You must apply all of the Policy Benefit to your Accelerated
ACCELERATED    Death Benefit, if the face amount of your policy is $50,000 or
DEATH BENEFIT  less. You cannot apply more than the greater of (1) $250,000, or
               (2) 10% of the Policy Benefit under this and all other similar riders issued by Metropolitan Life Insurance Company or one of our affiliates. The amount of your Accelerated Death Benefit will be reduced by the amount of any outstanding policy loan and loan interest to the date of claim.

               If you apply part of the Policy Benefit to an Accelerated Death Benefit under this rider: (1) you must apply at least $20,000; and (2) the face amount of insurance remaining after this payment must be at least $25,000. You may not receive more than one Accelerated Death Benefit under the rider. The amount of your Accelerated Death Benefit will be reduced by the amount of any policy loan and loan interest that cannot be supported by the policy that continues in force.

EFFECT OF      If you apply all of the Policy Benefit to your Accelerated Death
BENEFIT        Benefit, all policy benefits based on the insured's life, except
ACCELERATION   for any benefit for accidental death, will end. Any accidental
ON POLICY AND  death benefit on the life of the insured will continue in force
RIDERS         for 12 months from the date of any payment under this rider. Any riders which provide insurance on the life of someone other than the insured will stay in effect pursuant to their terms as if the insured had died. No further premiums will be payable.

1-AB-91                                                                   BAABQ2
PA

               If you apply part of the Policy Benefit to your Accelerated Death Benefit, the policy will stay in force. We will make payment by applying coverages in the following order to the Accelerated Death Benefit: 1) any riders on the insured's life; 2) any insurance bought by dividends and 3) the policy Face Amount. Policy premiums, accumulation or cash values and the face amount of insurance for any coverage that is only partially applied will be reduced in proportion to the reduction in the death benefit accelerated. Any outstanding policy loan and loan interest will be reduced, if necessary, to an amount that can be supported by the policy that continues in force.

GENERAL        Your right to Accelerated Death Benefits under this rider is
PROVISIONS     subject to the following:

               1. The policy must be in force other than as extended term insurance, when the insured is diagnosed as having a terminal condition.

               2. This rider is subject to the terms of the policy
                  Incontestability provision.

               3. This rider does not apply if the insured's terminal condition is the result of an attempt to commit suicide, while any policy suicide clause is in effect.

               4. Any irrevocable beneficiary must consent in writing to the payment of an Accelerated Death Benefit under this rider. We may also require that the beneficiary, contingent beneficiary, assignee, or any other party in interest consent to our payment.

               5. Your policy is not eligible for this benefit if: (a) you are required by law to use this rider to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this rider to apply for, obtain, or keep a government benefit or entitlement.

               6. This rider may be reinstated subject to the same terms which apply to the policy.

HOW TO APPLY   You must: (1) apply for this option in writing (2) send us the
FOR THIS       policy and (3) provide proof satisfactory to us, including a
BENEFIT        statement signed by a physician, that the insured has a terminal condition. We will send you a Benefit Payment Notice, specifying the amounts of the benefit, and any remaining death benefit accumulation values, cash values, and loan balance.

               We have the right to have the insured examined at our expense by a physician we choose.

PAYMENT OF     At our option, the Accelerated Death Benefit will be paid to you
ACCELERATED    or will be placed in an interest bearing account to which you
DEATH BENEFIT  will have immediate access.

RIDER DEATH    If the insured dies within 60 days of a payment made under this
BENEFIT        rider, on receipt of proof of death and a proper claim, we will pay the beneficiary the difference between the Policy Benefit and Accelerated Death Benefit.

TERMINATION    1. You may cancel this rider if you ask us to do so in writing, and send us the policy.

               2. This rider will end: (a) at the end of the grace period of the first unpaid premium for the policy; (b) on termination of the policy; or (c) on payment of an accelerated death benefit.



                                        /s/ Nicholas D. Latrenta
                                        Nicholas D. Latrenta
                                        Vice-President and Secretary

1-AB-91                                                                   BAABQ3
PA

                      METROPOLITAN LIFE INSURANCE COMPANY

                     RIDER: ACCELERATION OF DEATH BENEFITS

     This rider is a part of the policy as of the issue date of the policy.


               This rider provides for payment of an Accelerated Death Benefit during the lifetime of the insured, if the insured is terminally ill. Rider benefits may be used for any purpose whatsoever.

               IMPORTANT: THE BENEFIT PAYMENTS UNDER THIS RIDER MAY BE TAXABLE OR MAY AFFECT ELIGIBILITY FOR BENEFITS UNDER STATE OR FEDERAL LAW. YOU SHOULD CONSULT YOUR TAX ADVISER TO DETERMINE THE EFFECT ON YOU.

               BENEFIT PAYMENTS MADE UNDER THIS RIDER WILL REDUCE POLICY PREMIUMS, VALUES AND THE FACE AMOUNT OF INSURANCE.

DEFINITIONS    The "INSURED" is the person at whose death the Policy Benefit would be payable. The "INSURED" does not include any person who has life insurance coverage only under a rider to the policy, or any person who has coverage because of his or her relationship to the insured.

               "POLICY BENEFIT" is the amount we would pay to the insured's beneficiaries in the absence of this rider, on the death of the insured.

               "ACCELERATED DEATH BENEFIT" is the amount we will pay under this rider if we receive proof that the insured is terminally ill. We will compute this amount based on the amount of the Policy Benefit applied under this rider, using an interest factor based on the insured's reduced life expectancy.

               If we pay an Accelerated Death Benefit, the Policy Benefit may be adjusted by the following if they apply: any expected future premiums; any expected future dividends at the then current dividend scale; any excess interest credited on contract values; the rate of any current contract charges; an administrative fee of up to $150.

               "YOU" refers to the owner of this policy.

               "WE," "US," and "OUR" refer to Metropolitan LIfe Insurance
               Company.

               "TERMINALLY ILL" means having a life expectancy of 12 months or less.

ASSUMPTIONS    The interest and mortality assumptions we use may change from time to time. However, the interest rate we use will never be more than the rate charged on policy loans for policies then being issued. The rider proceeds will never be less than the cash value of the policy multiplied by the percentage of the Policy
               Benefit you choose to accelerate.

AMOUNT OF      If the face amount of your policy is $50,000 or less, you must
ACCELERATED    apply 75% of the Policy Benefit to your Accelerated Death
DEATH BENEFIT  Benefit. If the face amount of your policy is greater than
               $50,000, you may apply less than 75% of the Policy Benefit but:
               (1) you must apply at least $20,000; and (2) the face amount of insurance remaining after this payment must be at least $25,000.

               If the face amount of your policy is greater than $50,000, you cannot apply more than the greater of (1) $250,000, or (2) 10% of the Policy Benefit. You may not ask for more than one Accelerated Death Benefit under the rider.

EFFECT OF      When you apply part of the Policy Benefit to your Accelerated
BENEFIT        Death Benefit, the policy will stay in force. Any
ACCELERATION   riders which provide insurance on the life of someone other than
ON POLICY      the insured will stay in effect pursuant to their terms as if the
RIDERS         insured had died, and no further premiums will be payable. We will make payment under this rider by applying coverages in the following order to the Accelerated Death Benefit; 1) any riders on the insured's life; 2) any insurance bought by dividends and
               3) the policy Face Amount. Policy premiums, values and the face amount of insurance will be reduced appropriately.

1-AB-91                                                                   BAABQ8
SC

GENERAL        Your right to Accelerated Death Benefits under this rider is
PROVISIONS     subject to the following:


               1. The policy must be in force other than as extended term insurance.

               2. This rider is subject to the terms of the policy
                  Incontestability provision, beginning on the effective date of the policy.

               3. This rider does not apply if the insured's terminal illness is the result of an attempt to commit suicide, while any policy suicide clause is in effect.

               4. Any irrevocable beneficiary must consent in writing to the payment of an Accelerated Death Benefit under this rider. We may also require that the beneficiary, contingent beneficiary, assignee, or any other party in interest consent to our payment.

               5. Your policy is not eligible for this benefit if: (a) you are required by law to use this rider to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this rider to apply for, obtain, or keep a government benefit or entitlement.

               6. This rider may be reinstated subject to the same terms which apply to the policy.

HOW TO APPLY   You must: (1) apply for this option in writing; (2) send us the
FOR THIS       policy; and (3) provide proof satisfactory to us, including a
BENEFIT        statement signed by a physician, that the insured is terminally ill.

               We have the right to have the insured examined at our expense by a physician we choose.

PAYMENT OF     Unless you request otherwise, at our option, the Accelerated
ACCELERATED    Death Benefit will be paid to you or will be placed in an
DEATH BENEFIT  interest bearing account to which you will have immediate access.

RIDER DEATH    If the insured dies within 60 days of a payment made under this
BENEFIT        rider, on receipt of proof of death and a proper claim, we will pay the beneficiary the difference between the Policy
               Benefit and Accelerated Death Benefit.

TERMINATION    1. You may cancel this rider if you ask us to do so in writing, and send us the policy.

               2. This rider will end at the end of the grace period of the first unpaid premium for the policy.




                                        /s/ Nicholas D. Latrenta
                                        Nicholas D. Latrenta
                                        Vice-President and Secretary

1-AB-91                                                                   BAABQ9
SC

                      METROPOLITAN LIFE INSURANCE COMPANY

                     RIDER: ACCELERATION OF DEATH BENEFITS

     This rider is a part of the policy as of the issue date of the policy.


               This rider provides for payment of an Accelerated Death Benefit during the lifetime of the insured, if the insured is terminally ill. Rider benefits may be used for any purpose whatsoever.

               DEATH BENEFITS & CASH VALUES WILL BE REDUCED, AND LOAN VALUES MAY BE REDUCED, IF AN ACCELERATED BENEFIT IS PAID.

               IMPORTANT: THE BENEFIT PAYMENTS UNDER THIS RIDER MAY BE TAXABLE OR MAY AFFECT ELIGIBILITY FOR BENEFITS UNDER STATE OR FEDERAL LAW. YOU SHOULD CONSULT YOUR TAX ADVISER TO DETERMINE THE EFFECT ON YOU.

DEFINITIONS    The "INSURED" is the person at whose death the Policy Benefit would be payable. The "INSURED" does not include any person who has life insurance coverage only under a rider to the policy, or any person who has coverage because of his or her relationship to the insured.

               "POLICY BENEFIT" is the amount we would pay to the insured's beneficiaries in the absence of this rider, on the death of the insured.

               "ACCELERATED DEATH BENEFIT" is the amount we will pay under this rider if we receive proof that the insured is terminally ill. We will compute this amount based on the amount of the Policy Benefit applied under this rider, using an interest factor based on the insured's reduced life expectancy.

               If we pay an Accelerated Death Benefit, the Policy Benefit may be adjusted by the following if they apply: any expected future premiums; any expected future dividends at the then current dividend scale; any excess interest credited on contract values; the rate of any current contract charges; an administrative fee of up to $150.

               "YOU" refers to the owner of this policy.

               "WE," "US," And "OUR" refer to Metropolitan Insurance and Annuity Company.

               "TERMINALLY ILL" means having a life expectancy of 12 months or less.

ASSUMPTIONS    The interest and mortality assumptions we use may change from time to time. However, the interest rate we use will never be more than the rate charged on policy loans for policies then being issued. The rider proceeds will never be less than the cash value of the policy multiplied by the percentage of the Policy
               Benefit you choose to accelerate.

AMOUNT OF      You must apply all of the Policy Benefit to your Accelerated
ACCELERATED    Death Benefit, if the face amount of your policy is $50,000 or
DEATH BENEFIT  less. You cannot apply more than the greater of (1) $250,000, or
               (2) 10% of the Policy Benefit under this and all other similar riders issued by Metropolitan Life Insurance Company or one of our affiliates.

               If you apply part of the Policy Benefit to an Accelerated Death Benefit under this rider: (1) you must apply at least $20,000; and (2) the face amount of insurance remaining after this payment must be at least $25,000. You may not ask for more than one Accelerated Death Benefit under the rider.

1-AB-91                                                                   BAABRK
TX

               If you apply all of the Policy Benefit to your Accelerated Death Benefit, the benefit of this rider will be reduced by the amount of any outstanding policy loan and loan interest to the date of claim. If you apply part of the Policy Benefit to your Accelerated Death Benefit, the benefit of this rider will be reduced by the amount of any policy loan and loan interest that cannot be supported by the policy that continues in force.

EFFECT OF      If you apply all of the Policy Benefit to your Accelerated
BENEFIT        Death Benefit, all policy benefits based on the insured's life,
ACCELERATION   except for any benefit for accidental death, will end. Any
ON POLICY      accidental death benefit on the life of the insured will
VALUES         continue in force for 12 months from the date of any payment under this rider. Any riders which provide insurance on the life of someone other than the insured will stay in effect pursuant to their terms as if the insured had died. No further premiums will be payable.

               If you apply part of the Policy Benefit to your Accelerated Death Benefit, the policy will stay in force. Premiums and cash value will be reduced. Cash value will be reduced by an amount equal to the pro rata portion of the cash value associated with the death benefit accelerated by this rider. We will make payment by coverages in the following order to the Accelerated Death Benefit; 1) any riders on the insured's life; 2) any insurance bought by dividends; 3) any increase after policy issue in the Face Amount, on a last in, first out, basis; and 4) the original policy Face Amount. Policy premiums, values and the face amount of insurance will be reduced appropriately.

               Any benefit paid under this rider will be accompanied by a statement of the effect of benefit acceleration on policy values, to include, where appropriate, the Death Benefit, Specified Face Amount, Accumulation Fund, cash values, loans, and future charges or premiums.

GENERAL        Your right to Accelerated Death Benefits under this rider is
PROVISIONS     subject to the following:

               1. The policy must be in force other than as extended term insurance.

               2. This rider is subject to the terms of the policy
                  Incontestability provision.

               3. This rider does not apply if the insured's terminal illness is the result of an attempt to commit suicide, while any policy suicide clause is in effect.

               4. Any irrevocable beneficiary must consent in writing to the payment of an Accelerated Death Benefit under this rider. We may also require that the beneficiary, contingent beneficiary, assignee, or any other party in interest consent to our payment.

               5. Your policy is not eligible for this benefit if: (a) you are required by law to use this rider to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this rider to apply for, obtain, or keep a government benefit or entitlement.

               6. This rider may be reinstated subject to the same terms which apply to the policy.

HOW TO APPLY   You must: (1) apply for this option in writing; (2) send us the
FOR THIS       policy, and before the death of the insured; (3) provide proof
BENEFIT        satisfactory to us, including a statement signed by a physician, that the insured is terminally ill.

               We have the right to have the insured examined at our expense by a physician we choose. If we do so, the opinion of the physician we choose will determine if the insured is terminally ill as defined by this rider.

1-AB-91                                                                   BAABRL
TX

PAYMENT OF     At our option, the Accelerated Death Benefit will be paid to you
ACCELERATED    or will be placed in an interest bearing account to which you
DEATH BENEFIT  will have immediate access.

RIDER DEATH    If the insured dies within 60 days of a payment made under this
BENEFIT        rider, on receipt of proof of death and a proper claim, we will pay the beneficiary the difference between the Policy Benefit and Accelerated Death Benefit.

TERMINATION    1. You may cancel this rider if you ask us to do so in writing, and send us the policy.

               2. This rider will end at the end of the grace period of the first unpaid premium for the policy.



                                        /s/ Richard M. Blackwell
                                        Richard M. Blackwell
                                        Vice-President and Secretary

1-AB-91                                                                   BAABRM
TX

               If you apply part of the Policy Benefit to your Accelerated Death Benefit, the policy will stay in force. We will make payment by applying coverages in the following order to the Accelerated Death Benefit: 1) any riders on the insured's life; 2) any insurance bought by dividends and 3) the policy Face Amount. Policy premiums, values and the face amount of insurance will be reduced appropriately.

GENERAL        Your right to Accelerated Death Benefits under this rider is
PROVISIONS     subject to the following:

               1. The policy must be in force other than as extended term insurance.

               2. This rider is subject to the terms of the policy
                  Incontestability provision.

               3. This rider does not apply if the insured's terminal illness is the result of an attempt to commit suicide, while any policy suicide clause is in effect.

               4. Any irrevocable beneficiary must consent in writing to the payment of an Accelerated Death Benefit under this rider. We may also require that the beneficiary, contingent beneficiary, assignee, or any other party in interest consent to our payment.

               5. Your policy is not eligible for this benefit if: (a) you are required by law to use this rider to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this rider to apply for, obtain, or keep a government benefit or entitlement.

               6. This rider may be reinstated subject to the same terms which apply to the policy.

HOW TO APPLY   You must: (1) apply for this option in writing; (2) send us the
FOR THIS       policy; and (3) provide proof satisfactory to us, including a
BENEFIT        statement signed by a physician, that the insured is terminally ill.

               We have the right to have the insured examined at our expense by a physician we choose.

PAYMENT OF     The Accelerated Death Benefit will be paid to you. We may
ACCELERATED    provide an option for the benefit to be placed in an interest
DEATH BENEFIT  bearing account to which you will have immediate access.

RIDER DEATH    If the insured dies within 60 days of a payment made under
BENEFIT        this rider, on receipt of proof of death and a proper claim, we will pay the beneficiary the difference between the Policy
               Benefit and Accelerated Death Benefit.

TERMINATION    1. You may cancel this rider if you ask us to do so in writing, and send us the policy.

               2. This rider will end at the end of the grace period of the first unpaid premium for the policy.


                                             /s/ Richard M. Blackwell
                                             Richard M. Blackwell
                                             Vice-President and Secretary

1-AB-91                                                                   BAABR8
WA

                       TABLE OF GUARANTEED MAXIMUM COSTS
                        (SEE "COST OF RIDER" PROVISION)

--------------------------------------------------------------------------------
                   Maximum Monthly                          Maximum Monthly
   Age at        Cost of Rider as a         Age at        Cost of Rider as a
Beginning of      Percentage of the      Beginning of      Percentage of the
 Rider Year    Total Monthly Deduction    Rider Year    Total Monthly Deduction

--------------------------------------------------------------------------------

    5                  .020                  33                 .020
    6                  .020                  34                 .020
    7                  .020                  35                 .028
    8                  .020                  36                 .030
    9                  .020                  37                 .030
    10                 .020                  38                 .030
    11                 .020                  39                 .030
    12                 .020                  40                 .030
    13                 .020                  41                 .030
    14                 .020                  42                 .032
    15                 .020                  43                 .040
    16                 .020                  44                 .040
    17                 .020                  45                 .048
    18                 .020                  46                 .050
    19                 .020                  47                 .058
    20                 .020                  48                 .076
    21                 .020                  49                 .088
    22                 .020                  50                 .098
    23                 .020                  51                 .116
    24                 .020                  52                 .142
    25                 .020                  53                 .155
    26                 .020                  54                 .192
    27                 .020                  55                 .240
    28                 .020                  56                 .284
    29                 .020                  57                 .293
    30                 .020                  58                 .380
    31                 .020                  59                 .432
    32                 .020

--------------------------------------------------------------------------------

82W-87 MTLU                                                               BAABA9
82W-90 U

                      METROPOLITAN LIFE INSURANCE COMPANY

                   ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS

       This endorsement is a part of the policy to which it is attached.


EXCLUDED RISKS The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:



AMOUNT PAYABLE If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                 1. All premiums paid;
                             or
                 2. The reserve on this policy.

               If the insured dies as the result of an excluded risk:

                 . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                          and
                 . We will in no event pay more than would be the case if this endorsement were not a part of this policy.


RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.


                                            /s/ Richard M. Blackwell
                                            Richard M. Blackwell
                                            Vice-President and Secretary



A copy of the above agreement was attached to Policy No._______________________ ___________ issued on the life of ___________________________________ when it was delivered. The undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at ________________ this ___________ day of____________ 19 ____


Witness to Signature __________________________   ______________________________
                                                  Signature of Applicant (Owner)

Witness to Signature __________________________   ______________________________
                                                  Signature of Beneficiary

                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHL

                      METROPOLITAN LIFE INSURANCE COMPANY

               ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS

       This endorsement is a part of the policy to which it is attached.


EXCLUDED RISKS The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

               Participating in a rodeo performance or in practice for such performance.


AMOUNT PAYABLE If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                 1. All premiums paid;
                           or
                 2. The reserve on this policy.

               If the insured dies as the result of an excluded risk:

                 . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                      and
                 . We will in no event pay more than would be the case if this endorsement were not a part of this policy.


RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.


                                            /s/ Richard M. Blackwell
                                            Richard M. Blackwell
                                            Vice-President and Secretary



A copy of the above agreement was attached to Policy No._______________________ ___________ issued on the life of ___________________________________ when it was delivered. The undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at ________________ this ___________ day of____________ 19 ____


Witness to Signature __________________________   ______________________________
                                                  Signature of Applicant (Owner)

Witness to Signature __________________________   ______________________________
                                                  Signature of Beneficiary

                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHM

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
       This endorsement is a part of the policy to which it is attached.


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Any and all aspects of mountain climbing, either with or without special rigging or equipment, and encamping at the site of such climbing.


AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                     1.  All premiums paid;
                                       or
                     2. The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                               and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.


RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                                             /s/  Richard M. Blackwell
                                             Richard M. Blackwell
                                             Vice-President and Secretary


A copy of the above agreement was attached to Policy No.
                                                        -----------------------
issued on the life of                           when it was delivered. The
                     ---------------------------
undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.

Signed and dated at          this           day of                       19
                   ----------    -----------      -----------------------  ----
Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Applicant (Owner)

Witness to Signature
                    -------------------------   -------------------------------
                                                    Signature of Beneficiary


                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHN

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
       This endorsement is a part of the policy to which it is attached.


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Ascent, flight, or descent, by means of any apparatus used for such activity as kite flying, parasail flying, or hang-gliding.


AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                     1.  All premiums paid;
                                   or
                     2. The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                   and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.



                                                /s/ Richard M. Blackwell
                                                Richard M. Blackwell
                                                Vice-President and Secretary



A copy of the above agreement was attached to Policy No.
                                                        -----------------------
issued on the life of                             when it was delivered.  The
                     -----------------------------
undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at          this           day of                       19
                   ----------    -----------      -----------------------  ----
Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Applicant (Owner)

Witness to Signature
                    -------------------------   -------------------------------
                                                    Signature of Beneficiary


                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHP

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
       This endorsement is a part of the policy to which it is attached.


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Scuba diving or other underwater activity with supplementary air supply.

AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                     1.  All premiums paid;
                                       or
                     2. The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                       and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.


RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                                                    /s/ Richard M. Blackwell
                                                    Richard M. Blackwell
                                                    Vice-President and Secretary


A copy of the above agreement was attached to Policy No.
                                                        -----------------------
issued on the life of                           when it was delivered. The
                     ---------------------------
undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.

Signed and dated at          this           day of                       19
                   ----------    -----------      -----------------------  ----
Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Applicant (Owner)

Witness to Signature
                    -------------------------   -------------------------------
                                                    Signature of Beneficiary

                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHQ

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
       This endorsement is a part of the policy to which it is attached.


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Driving or riding a motorcycle or similar vehicle engaged in racing, speed testing, or in trial runs in preparation for such racing or speed testing.


AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                     1.  All premiums paid;
                                   or
                     2.  The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                      and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.


RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.


                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary


A copy of the above agreement was attached to Policy No.
                                                        -----------------------
issued on the life of                           when it was delivered. The
                     ---------------------------
undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.

Signed and dated at          this           day of                       19
                   ----------    -----------      -----------------------  ----
Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Applicant (Owner)

Witness to Signature
                    -------------------------   -------------------------------
                                                    Signature of Beneficiary


                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHR

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
       This endorsement is a part of the policy to which it is attached.


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Riding a bicycle engaged in racing or in trial runs or practice in preparation for such racing.


AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                     1.  All premiums paid;
                                  or
                     2.  The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                       and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.


RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.



                                                    /s/ Richard M. Blackwell
                                                    Richard M. Blackwell
                                                    Vice-President and Secretary



A copy of the above agreement was attached to Policy No.
                                                        -----------------------
issued on the life of                           when it was delivered. The
                     ---------------------------
undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.

Signed and dated at          this           day of                       19
                   ----------    -----------      -----------------------  ----
Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Applicant (Owner)

Witness to Signature
                    -------------------------   -------------------------------
                                                    Signature of Beneficiary

                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHS

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
       This endorsement is a part of the policy to which it is attached.


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Driving or riding in an automobile or similar vehicle engaged in racing, speed testing, or in trial runs in preparation for such racing or speed testing.

AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                     1.  All premiums paid;
                                   or
                     2.  The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                      and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.



                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary


A copy of the above agreement was attached to Policy No.
                                                        -----------------------
issued on the life of                           when it was delivered. The
                     ---------------------------
undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.

Signed and dated at          this           day of                       19
                   ----------    -----------      -----------------------  ----
Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Applicant (Owner)

Witness to Signature
                    -------------------------   -------------------------------
                                                    Signature of Beneficiary


                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------


71HX-89 Original                                                          BAABHT

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
                     (A) Limited Death Benefit on Insured
                                AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                      (A) LIMITED DEATH BENEFIT ON INSURED


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:


AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                     1.  All premiums paid;
                                  or
                     2.  The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                      and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.


RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                      (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

                  The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.


TEMPORARY DEATH   Upon the death of the insured as the result of an excluded
BENEFIT           risk, we will provide term insurance on each insured person for a period of one year from the date of the insured's death.
                  However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

                  The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

                  No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.


OPTION FOR        When the temporary death benefit ends, a new policy may be
NEW POLICY        obtained without evidence of insurability on each insured
                  person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)

                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHX

                  Written application for the new policy must be made by the insured person. (If an insured person is less than 15 years old, application may be made by the person who supports that person.) The application must be submitted, and the full first premium for the new policy must be paid, within 60 days before or 31 days after the end of the temporary death benefit on the insured person as provided by this endorsement.

                  For the new policy to take effect: (1) the insured person must be alive on the date the temporary death benefit on that person ends; and (2) the full first premium for the new policy must be paid while that insured person is alive.

                  The new policy may be on any life plan (but not a term plan) in an amount we regularly issue on the date of the new policy. If the insured person is the spouse of the insured, the new policy will be in the same underwriting classification as the applicable rider on the spouse; if that class is not offered, the new policy will be in the closest available class as we determine. If the insured person is a child of the insured, the new policy will be in the standard underwriting class.

                  Any disability benefit, accidental death benefit, or other rider will be included in the new policy only if we approve.

                  The premium for the new policy will be based on the plan, amount, the insured person's sex and age on the date of the policy, and its underwriting class. Premium rates will be those in effect on the date of the new policy. The policy provisions will also be those in effect on the date of the new policy, including any war or aviation restrictions that are then regularly included in policies being issued.


                                                  /s/ Richard M. Blackwell
                                                  Richard M. Blackwell
                                                  Vice-President and Secretary


A copy of the above agreement was attached to Policy No.
                                                        -----------------------
issued on the life of                           when it was delivered. The
                     ---------------------------
undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.

Signed and dated at          this           day of                       19
                   ----------    -----------      -----------------------  ----
Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Insured

Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Insured's Spouse

Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Owner if other
                                                 than the Insured

Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Beneficiary


71HX-89 Original                                                          BAABHY

                  Written application for the new policy must be made by the insured person. (If an insured person is less than 15 years old, application may be made by the person who supports that person.) The application must be submitted, and the full first premium for the new policy must be paid, within 60 days before or 31 days after the end of the temporary death benefit on the insured person as provided by this endorsement.

                  For the new policy to take effect: (1 )the insured person must be alive on the date the temporary death benefit on that person ends; and (2) the full first premium for the new policy must be paid while that insured person is alive.

                  The new policy may be on any life plan (but not a term plan) in an amount we regularly issue on the date of the new policy. If the insured person is the spouse of the insured, the new policy will be in the same underwriting classification as the applicable rider on the spouse; if that class is not offered, the new policy will be in the closest available class as we determine. If the insured person is a child of the insured, the new policy will be in the standard underwriting class.

                  Any disability benefit, accidental death benefit, or other rider will be included in the new policy only if we approve.

                  The premium for the new policy will be based on the plan, amount, the insured person's age on the date of the policy, and its underwriting class. Premium rates will be those in effect on the date of the new policy. The policy provisions will also be those in effect on the date of the new policy, including any war or aviation restrictions that are then regularly included in policies being issued.


                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary


A copy of the above agreement was attached to Policy No.
                                                        -----------------------
issued on the life of                           when it was delivered. The
                     ---------------------------
undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.

Signed and dated at          this           day of                       19
                   ----------    -----------      -----------------------  ----
Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Insured

Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Insured's Spouse

Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Owner if other
                                                 than the Insured

Witness to Signature
                    -------------------------   -------------------------------
                                                 Signature of Beneficiary

71HX-89 Original                                                          BAABHZ

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
                     (A) Limited Death Benefit on Insured
                                AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                     (A) LIMITED DEATH BENEFIT ON INSURED


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Participating in a rodeo performance or in practice for such performance.


AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                     1.  All premiums paid;
                                   or
                     2.  The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                      and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                          (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

                  The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY DEATH   Upon the death of the insured as the result of an excluded
BENEFIT           risk, we will provide term insurance on each insured person for a period of one year from the date of the insured's death.
                  However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

                  The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

                  No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR        When the temporary death benefit ends, a new policy may be
NEW POLICY        obtained without evidence of insurability on each insured
                  person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)


                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABIB

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
                     (A) Limited Death Benefit on Insured
                                AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                     (A) LIMITED DEATH BENEFIT ON INSURED


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Any and all aspects of mountain climbing, either with or without special rigging or equipment, and encamping at the site of such climbing.

AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                     1.  All premiums paid;
                                   or
                     2.  The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                      and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                      (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

                  The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY DEATH   Upon the death of the insured as the result of an excluded
BENEFIT           risk, we will provide term insurance on each insured person for a period of one year from the date of the insured's death.
                  However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

                  The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

                  No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR        When the temporary death benefit ends, a new policy may be
NEW POLICY        obtained without evidence of insurability on each insured
                  person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)



                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABIC

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
                     (A) Limited Death Benefit on Insured
                                AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                      (A) LIMITED DEATH BENEFIT ON INSURED


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Ascent, flight, or descent, by means of any apparatus used for such activity as kite flying, parasail flying, or hang-gliding.


AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                     1.  All premiums paid;
                                       or
                     2.  The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                      and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                      (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

                  The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY DEATH   Upon the death of the insured as the result of an excluded
BENEFIT           risk, we will provide term insurance on each insured person for a period of one year from the date of the insured's death.
                  However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

                  The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

                  No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR        When the temporary death benefit ends, a new policy may be
NEW POLICY        obtained without evidence of insurability on each insured
                  person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)


                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABID

                      METROPOLITAN LIFE INSURANCE COMPANY
                ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
                     (A) Limited Death Benefit on Insured
                                AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                      (A) LIMITED DEATH BENEFIT ON INSURED


EXCLUDED RISKS    The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                  Riding a bicycle engaged in racing or in trial runs or practice for such racing.

AMOUNT PAYABLE    If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                     1.  All premiums paid;
                                  or
                     2.  The reserve on this policy.

                  If the insured dies as the result of an excluded risk:

                     . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                       and
                     . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                      (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

                  The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.


TEMPORARY DEATH   Upon the death of the insured as the result of an excluded
BENEFIT           risk, we will provide term insurance on each insured person for a period of one year from the date of the insured's death.
                  However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

                  The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

                  No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.


OPTION FOR        When the temporary death benefit ends, a new policy may be
NEW POLICY        obtained without evidence of insurability on each insured
                  person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.


                                                   (continued on following page)

                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABIE

                      METROPOLITAN LIFE INSURANCE COMPANY
               ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
                     (A) Limited Death Benefit on Insured
                                      AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                     (A) LIMITED DEATH BENEFIT ON INSURED


EXCLUDED RISKS The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

               Scuba diving or other underwater activity with supplementary air supply.

AMOUNT         If the insured dies as the result of an excluded risk, the
PAYABLE        insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                  1.  All premiums paid;
                               or
                  2. The reserve on this policy.

               If the insured dies as the result of an excluded risk:

                  . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                               and
                  . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                  (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

               The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY      Upon the death of the insured as the result of an excluded risk,
DEATH BENEFIT  we will provide term insurance on each insured person for a period of one year from the date of the insured's death. However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

               The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

               No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR     When the temporary death benefit ends, a new policy may be
NEW POLICY     obtained without evidence of insurability on each insured
               person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)

               ---------------------------------------------
               THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
               ---------------------------------------------

71HX-89 Original                                                          BAABIF

                      METROPOLITAN LIFE INSURANCE COMPANY
               ENDORSEMENT: SPECIAL HAZARD EXCLUSION PROVISIONS
                     (A) Limited Death Benefit on Insured
                                      AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                     (A) LIMITED DEATH BENEFIT ON INSURED


EXCLUDED RISKS  The death of the insured as a result of the hazard or hazards described below will not be covered under this policy:

                Driving or riding in an automobile or similar vehicle engaged in racing, speed testing, or in trial runs in preparation for such racing or speed testing.

AMOUNT PAYABLE  If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk .

                  1. All premiums paid;
                               or
                  2. The reserve on this policy.

                If the insured dies as the result of an excluded risk:

                  . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                               and
                  . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                    (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

                The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY       Upon the death of the insured as the result of an excluded risk,
DEATH BENEFIT   we will provide term insurance on each insured person for a period of one year from the date of the insured's death.
                However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

                The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

                No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR      When the temporary death benefit ends, a new policy may be
NEW POLICY      obtained without evidence of insurability on each insured
                person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)

                ---------------------------------------------
                THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                ---------------------------------------------

71HX-89 Original                                                          BAABIG

                      METROPOLITAN LIFE INSURANCE COMPANY

                   Endorsement: Aviation Exclusion Provisions

       This endorsement is a part of the policy to which it is attached.

EXCLUDED RISKS  The death of the insured as a result of travel in an aircraft or descent from the aircraft while in flight will not be covered under this policy if the insured:

                  (a)  Acted in any capacity other than as a passenger;
                                 or
                  (b) Was on a non-military flight for the purpose of descent from the aircraft while in flight.

AMOUNT PAYABLE  If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                   1.  All premiums paid;
                                 or
                   2.  The reserve on this policy.

                If the insured dies as the result of an excluded risk:

                   . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                 and
                   . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.



                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary




A copy of the above agreement was attached to Policy No. _______________________

issued on the life of _______________________ when it was delivered. The undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at _____________ this _________ day of __________________ 19___


Witness to Signature _________________________    ______________________________
                                                  Signature of Applicant (Owner)


Witness to Signature _________________________    ______________________________
                                                     Signature of Beneficiary



                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHG

                      METROPOLITAN LIFE INSURANCE COMPANY

                   Endorsement: Aviation Exclusion Provisions

       This endorsement is a part of the policy to which it is attached.

EXCLUDED RISKS  The death of the insured as a result of travel in an aircraft or descent from the aircraft while in flight will not be covered under this policy if the insured:

                  (a)  Acted in any capacity other than as a passenger;
                                 or
                  (b) Was on a non-military flight for the purpose of descent from the aircraft while in flight.

AMOUNT PAYABLE  If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                   1.  All premiums paid;
                                 or
                   2.  The reserve on this policy.

                If the insured dies as the result of an excluded risk:

                   . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                 and
                   . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

CHANGE IN       The "Incontestability" provision of this policy is canceled. The
INCONTEST-      following is substituted for it:
ABILITY
PROVISION       "INCONTESTABILITY"-- We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the date of the policy, except with respect to any aviation or war exclusion provisions included in the policy.



                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary




A copy of the above agreement was attached to Policy No. _______________________

issued on the life of _______________________ when it was delivered. The undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at _____________ this _________ day of __________________ 19___


Witness to Signature _________________________    ______________________________
                                                  Signature of Applicant (Owner)


Witness to Signature _________________________    ______________________________
                                                     Signature of Beneficiary



                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHH

                      METROPOLITAN LIFE INSURANCE COMPANY

                   Endorsement: Aviation Exclusion Provisions

       This endorsement is a part of the policy to which it is attached.

                This endorsement will apply only if the insured dies within 5 years after the date of this policy. However, this endorsement will continue to apply after such 5-year period if:

                 (a) before the date of this policy, the insured received
                     aviation training or instruction; or
                 (b) on the date of this policy, the insured's occupation
                     entails duty on an aircraft in flight.

EXCLUDED RISKS  The death of the insured as a result of travel in an aircraft or descent from the aircraft while in flight will not be covered under this policy if the insured:

                 (a) Acted in any capacity other than as a passenger;
                                 or
                 (b) Was on a non-military flight for the purpose of descent from the aircraft while in flight.

AMOUNT PAYABLE  If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                  1. All premiums paid;
                                 or
                  2. The reserve on this policy.

                If the insured dies as the result of an excluded risk:

                  . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                 and
                  . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.


                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary



A copy of the above agreement was attached to Policy No. _______________________

issued on the life of _______________________ when it was delivered. The undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at _____________ this _________ day of __________________ 19___


Witness to Signature _________________________    ______________________________
                                                  Signature of Applicant (Owner)


Witness to Signature _________________________    ______________________________
                                                     Signature of Beneficiary



                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHI

                      METROPOLITAN LIFE INSURANCE COMPANY

                   Endorsement: Aviation Exclusion Provisions

       This endorsement is a part of the policy to which it is attached.

EXCLUDED RISKS  The death of the insured as a result of travel in an aircraft will not be covered under this policy if the insured:


                  (a)  Acted in any capacity other than as a passenger;
                                 or
                  (b) Was on a non-military flight for the purpose of descent from the aircraft while in flight.

AMOUNT PAYABLE  If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest:

                   1.  All premiums paid;
                                 or
                   2.  The reserve on this policy.

                If the insured dies as the result of an excluded risk:

                   . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                 and
                   . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.


                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary




A copy of the above agreement was attached to Policy No. _______________________

issued on the life of _______________________ when it was delivered. The undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at _____________ this _________ day of __________________ 19___


Witness to Signature _________________________    ______________________________
                                                  Signature of Applicant (Owner)


Witness to Signature _________________________    ______________________________
                                                     Signature of Beneficiary



                 ---------------------------------------------
                 THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                 ---------------------------------------------

71HX-89 Original                                                          BAABHJ

                      METROPOLITAN LIFE INSURANCE COMPANY

                   Endorsement: Aviation Exclusion Provisions

               (A) Limited Death Benefit on Insured
                                    AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                     (A) LIMITED DEATH BENEFIT ON INSURED

EXCLUDED RISKS  The death of the insured as a result of travel in an aircraft or descent from the aircraft while in flight will not be covered under this policy if the insured:

                 (a)  Acted in any capacity other than as a passenger; or
                 (b) Was on a non-military flight for the purpose of descent from the aircraft while in flight.

AMOUNT PAYABLE  If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                  1.  All premiums paid; or
                  2.  The reserve on this policy.

                If the insured dies as the result of an excluded risk:

                  . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above; and
                  . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

CHANGE IN       The "Incontestability" provision of this policy is canceled.
INCONTEST-      The following is substituted for it:
ABILITY
PROVISION       "INCONTESTABILITY-- We will not contest the validity of your policy after it has been in force during the insured's lifetime for 2 years from the date of the policy, except with respect to any aviation or war exclusion provisions included in the policy."


                (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

                The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY       Upon the death of the insured as the result of an excluded risk,
DEATH BENEFIT   we will provide term insurance on each insured person for a period of one year from the date of the insured's death.
                However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

                The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

                No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR      When the temporary death benefit ends, a new policy may be
NEW POLICY      obtained without evidence of insurability on each insured
                person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)

                ---------------------------------------------
                THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                ---------------------------------------------

71hx-89 Original                                                          BAABH1

                      METROPOLITAN LIFE INSURANCE COMPANY

                   Endorsement: Aviation Exclusion Provisions

               (A) Limited Death Benefit on Insured
                                    AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                     (A) LIMITED DEATH BENEFIT ON INSURED

                This endorsement will apply only if the insured dies within 5 years after the date of this policy. However, this endorsement will continue to apply after such 5-year period if:

                 (a) before the date of this policy, the insured received
                     aviation training or instruction; or
                 (b) on the date of this policy, the insured's occupation
                     entails duty on an aircraft in flight.

EXCLUDED RISKS  The death of the insured as a result of travel in an aircraft or descent from the aircraft while in flight will not be covered under this policy if the insured:

                 (a) Acted in any capacity other than as a passenger;
                                or
                 (b) Was on a non-military flight for the purpose of descent from the aircraft while in flight.

AMOUNT PAYABLE  If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                  1. All premiums paid;
                                or
                  2. The reserve on this policy.

                If the insured dies as the result of an excluded risk:

                  . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                and
                  . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

                (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

                The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY       Upon the death of the insured as the result of an excluded risk,
DEATH BENEFIT   we will provide term insurance on each insured person for a period of one year from the date of the insured's death.
                However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

                The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

                No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR      When the temporary death benefit ends, a new policy may be
NEW POLICY      obtained without evidence of insurability on each insured
                person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)

                ---------------------------------------------
                THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                ---------------------------------------------

71HX-89 Original                                                          BAABH2

                      METROPOLITAN LIFE INSURANCE COMPANY

                   Endorsement: Aviation Exclusion Provisions

               (A) Limited Death Benefit on Insured
                                    AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                     (A) LIMITED DEATH BENEFIT ON INSURED

EXCLUDED RISKS The death of the insured as a result of travel in an aircraft will not be covered under this policy if the insured:

                 (a)  Acted in any capacity other than as a passenger;
                                or
                 (b) Was on a non-military flight for the purpose of descent from the aircraft while in flight.

AMOUNT PAYABLE If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                  1.  All premiums paid;
                                or
                  2.  The reserve on this policy.

               If the insured dies as the result of an excluded risk:

                  . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                and
                  . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

               (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

               The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY      Upon the death of the insured as the result of an excluded risk,
DEATH BENEFIT  we will provide term insurance on each insured person for a period of one year from the date of the insured's death. However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

               The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

               No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR     When the temporary death benefit ends, a new policy may be
NEW POLICY     obtained without evidence of insurability on each insured
               person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)

                ---------------------------------------------
                THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
                ---------------------------------------------

71HX-89 Original                                                          BAABH3

               Written application for the new policy must be made by the insured person. (If an insured person is less than 15 years old, application may be made by the person who supports that person.) The application must be submitted, and the full first premium for the new policy must be paid, within 60 days before or 31 days after the end of the temporary death benefit on the insured person as provided by this endorsement.

               For the new policy to take effect: (1) the insured person must be alive on the date the temporary death benefit on that person ends; and (2) the full first premium for the new policy must be paid while that insured person is alive.

               The new policy may be on any life plan (but not a term plan) in an amount we regularly issue on the date of the new policy. If the insured person is the spouse of the insured, the new policy will be in the same underwriting classification as the applicable rider on the spouse; if that class is not offered, the new policy will be in the closest available class as we determine. If the insured person is a child of the insured, the new policy will be in the standard underwriting class.

               Any disability benefit, accidental death benefit, or other rider will be included in the new policy only if we approve.

               The premium for the new policy will be based on the plan, amount, the insured person's age on the date of the policy, and its underwriting class. Premium rates will be those in effect on the date of the new policy. The policy provisions will also be those in effect on the date of the new policy, including any war or aviation restrictions that are then regularly included in policies being issued.



                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary



A copy of the above agreement was attached to Policy No. _______________________

issued on the life of _______________________ when it was delivered. The undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at _____________ this _________ day of __________________ 19___


Witness to Signature _________________________    ______________________________
                                                  Signature of Insured


Witness to Signature _________________________    ______________________________
                                                  Signature of Insured's Spouse


Witness to Signature _________________________    ______________________________
                                                  Signature of Owner if other
                                                  than the insured

Witness to Signature _________________________    ______________________________
                                                  Signature of Beneficiary


71HX-89 Original                                                          BAABH4

                      METROPOLITAN LIFE INSURANCE COMPANY

                   Endorsement: Aviation Exclusion Provisions

               (A) Limited Death Benefit on Insured
                                    AND
               (B) Benefits For Any Other Insured Family Members

       This endorsement is a part of the policy to which it is attached.

                     (A) LIMITED DEATH BENEFIT ON INSURED

EXCLUDED RISKS The death of the insured as a result of travel in an aircraft or descent from the aircraft while in flight will not be covered under this policy if the insured:

                 (a)  Acted in any capacity other than as a passenger;
                                or
                 (b) Was on a non-military flight for the purpose of descent from the aircraft while in flight.

AMOUNT PAYABLE If the insured dies as the result of an excluded risk, the insurance proceeds will not be payable. Instead, we will pay the beneficiary an amount equal to (1) or (2) below, whichever is more, less any policy loan and loan interest. Also, this policy and any riders will be void, except as provided in Section (B) below, when the insured dies as the result of an excluded risk.

                  1.  All premiums paid;
                                or
                  2.  The reserve on this policy.

               If the insured dies as the result of an excluded risk:

                  . The "Incontestability" provision of this policy will not require us to pay more than the amount stated above;
                                and
                  . We will in no event pay more than would be the case if this endorsement were not a part of this policy.

RESERVE For the purpose of this endorsement, the reserve will not include the reserve on any disability or accidental death benefits which may be included in this policy.

               (B) BENEFITS FOR ANY OTHER INSURED FAMILY MEMBERS

               The following provisions apply if this policy includes any rider which provides coverage on other insured family members (the spouse or children of the insured); and if such rider is in force on the date of the insured's death. Each such other family member is called an "insured person" in the following provisions.

TEMPORARY      Upon the death of the insured as the result of an excluded risk,
DEATH BENEFIT  we will provide term insurance on each insured person for a period of one year from the date of the insured's death. However, this term insurance will not be provided beyond the date when coverage on the insured person would have ended, as stated in the applicable rider.

               The amount of this term insurance will equal the amount of insurance that would have been provided under a supplementary paid-up policy issued under the rider's terms, in the event of the insured's death.

               No premium will be required for this temporary death benefit. The benefit will be payable under the terms of the applicable rider.

OPTION FOR     When the temporary death benefit ends, a new policy may be
NEW POLICY     obtained without evidence of insurability on each insured
               person. The amount of life insurance provided by the new policy on an insured person may not exceed the temporary death benefit provided by this endorsement on such person.

                                                   (continued on following page)

               ---------------------------------------------
               THIS COPY IS TO REMAIN ATTACHED TO THE POLICY
               ---------------------------------------------


71HX-89 Original                                                          BAABH7

               Written application for the new policy must be made by the insured person. (If an insured person is less than 15 years old, application may be made by the person who supports that person.) The application must be submitted, and the full first premium for the new policy must be paid, within 60 days before or 31 days after the end of the temporary death benefit on the insured person as provided by this endorsement.

               For the new policy to take effect: (1) the insured person must be alive on the date the temporary death benefit on that person ends; and (2) the full first premium for the new policy must be paid while that insured person is alive.

               The new policy may be on any life plan (but not a term plan) in an amount we regularly issue on the date of the new policy. If the insured person is the spouse of the insured, the new policy will be in the same underwriting classification as the applicable rider on the spouse; if that class is not offered, the new policy will be in the closest available class as we determine. If the insured person is a child of the insured, the new policy will be in the standard underwriting class.

               Any disability benefit, accidental death benefit, or other rider will be included in the new policy only if we approve.

               The premium for the new policy will be based on the plan, amount, the insured person's sex and age on the date of the policy, and its underwriting class. Premium rates will be those in effect on the date of the new policy. The policy provisions will also be those in effect on the date of the new policy, including any war or aviation restrictions that are then regularly included in policies being issued.



                                                   /s/ Richard M. Blackwell
                                                   Richard M. Blackwell
                                                   Vice-President and Secretary



A copy of the above agreement was attached to Policy No. _______________________

issued on the life of _______________________ when it was delivered. The undersigned have read and understand the agreement, and accept the policy with the conditions set forth in the agreement.


Signed and dated at _____________ this _________ day of __________________ 19___


Witness to Signature _________________________    ______________________________
                                                  Signature of Insured


Witness to Signature _________________________    ______________________________
                                                  Signature of Insured's Spouse


Witness to Signature _________________________    ______________________________
                                                  Signature of Owner if other
                                                  than the insured

Witness to Signature _________________________    ______________________________
                                                  Signature of Beneficiary


71HX-89 Original                                                          BAABH8

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  ENDORSEMENT

               As of its date, this policy is amended as follows:

                  The "Incontestability" and "Suicide" provisions will be measured from rather than from the date of the policy with respect to all benefits which have been obtained, without evidence of insurability, by conversion of previous insurance on the life of the insured.



                                            /s/ Richard M. Blackwell
                                            Richard M. Blackwell
                                            Vice-President and Secretary


R.S. 652 July 1979                                                        CAAAFH

                      METROPOLITAN LIFE INSURANCE COMPANY


                                  ENDORSEMENT


   As of its date, this policy is amended as follows:

       The "Incontestability" provision will be measured from


       rather than from the date of the policy with respect to all benefits which have been obtained, without evidence of insurability, by exercise of an option to obtain new insurance on the life of the insured.


                                /s/ Richard M. Blackwell
                                Richard M. Blackwell
                                Vice-President and Secretary


R.S. 653 July 1979                                                        CAAAF1

                      METROPOLITAN LIFE INSURANCE COMPANY


                                  ENDORSEMENT

    As of its date, the Disability Waiver of Premiums Benefit rider included in this policy is amended as follows:

     "Policy anniversary", wherever it appears under the provision entitled "Disability Starting Between Ages 60 and 65", means a policy anniversary of the original term policy under which this benefit was provided prior to the date of conversion of that policy. The date of the original term policy is

     ..............

                                   /s/ Richard M. Blackwell
                                   Richard M. Blackwell
                                   Secretary


R.S. 700 July 1979                                                        CAAAKP

                      METROPOLITAN LIFE INSURANCE COMPANY

                         ENDORSEMENT: POLICY AGREEMENT

     As of its date, the policy's INCONTESTABILITY provision is amended by adding the following:

         If this policy replaces other life insurance policies as defined by Kentucky law:

          1. The INCONTESTABILITY provision will be measured from the date(s) shown below rather than from the date of the policy with respect to the amount(s) shown below of the life insurance coverage under this policy.

                   Date             Coverage Amount
                   ----             ---------------



          2. There is no change with respect to the contestable period of any other coverage.



                                      /s/ Richard M. Blackwell
                                      Richard M. Blackwell
                                      Vice-President and Secretary


R.S. 733 December 1980                                                    CAAAFT

                      METROPOLITAN LIFE INSURANCE COMPANY

ENDORSEMENT: LEGAL LIMITS ON AMOUNT OF INSURANCE TAKEN OUT IN THE STATE OF NEW
     YORK ON PERSONS UNDER THE AGE OF 14 YEARS AND 6 MONTHS.


This endorsement limits the amount of insurance under this policy while the insured is under the age of 14 years and 6 months, as required by the Insurance Law of the State of New York.

AMOUNT OF INSURANCE--the "amount of insurance", as used in the endorsement, does not include any return of premium benefits, or any accidental death benefits.

APPLICANT--The "applicant" is the person who applies for this policy.

LIMITS--while the insured is under the age of 4 years and 6 months, the amount of insurance under this policy may not be more than:
   * $5,000 or 25% of the total amount of insurance in force on the life of the applicant on the date of this policy, whichever is larger.

         MINUS

   * The total amount of insurance in force on the life of the insured under all other policies issued by us and any other insurer on or before the date of this policy.

While the insured is between the ages of 4 years and 6 months and 14 years and 6 months, the amount of insurance under this policy may not be more than:

   * $10,000 or 50% of the total amount of insurance in force on the life of the applicant on the date of this policy, whichever is larger.

         MINUS

   * The total amount of insurance in force on the life of the insured under all other policies issued by us and any other insurer on or before the date of this policy.

However, in no case will the amount of insurance under this policy be more than that specified on page 3.

If the amount of insurance under this policy is more than permitted by this endorsement, we will reduce such amount to the amount permitted. The reduction will be made when the insured dies or earlier if you request it. If the amount of insurance is reduced, we will refund:

   * The part of the premium paid under this policy proportionate to the reduction;

         MINUS

   * Any policy loan and loan interest outstanding, with respect to the reduction.

The refund will include interest at the guaranteed interest rate shown in the policy. If the amount of insurance is reduced, we may require you to send us the policy for endorsement.

                                     /s/ Richard M. Blackwell
                                     Richard M. Blackwell
                                     Vice-President and Secretary


R.S. 813 May 1990                                                         CAABAQ

                  METROPOLITAN LIFE INSURANCE COMPANY

                  ENDORSEMENT: POLICY AGREEMENT


As of its date, the policy's INCONTESTABILITY provision is amended by adding the following:

  If this policy replaces other life insurance policies as defined in Kansas:

   1. The INCONTESTABILITY provision will be measured from the date(s) shown below rather than from the date of the policy with respect to the amount(s) shown below of the life insurance coverage under this policy.

             Date                   Coverage Amount
             ----                   ---------------


   2. There is no change with respect to the contestable period of any other coverage.


                                   /s/ Richard M. Blackwell
                                   Richard M. Blackwell
                                   Vice-President and Secretary


R.S. 1142 May 1989                                                       CAABAGG

                      Metropolitan Life Insurance Company


                                  ENDORSEMENT


1. This endorsement replaces the MINIMUM DEATH BENEFIT provision found on page 7 of this policy.

2. Notwithstanding any other provision, the death benefit shall never be less than (a) divided by (b), where

   (a) - the Cash Value immediately before the death of the insured, and

   (b) - the net single premium immediately before the death of the insured (computed on the basis of the 1980 CSO Mortality Table and on the basis of interest at the greater of an annual effective rate of 4% or the rate or rates guaranteed on issuance of this contract and as otherwise required under section 7702 of the Internal Revenue Code) for one dollar of death benefit.

3. Therefore, although the death benefit will be based on the death benefit option in effect at the time of death, the death benefit will never be less than an amount determined under paragraph 2 above. Generally, this means that the death benefit will never be less than the Cash Value multiplied by the minimum death benefit factor from the table on the reverse of this endorsement.

R.S. 1195 (S)                                                             CAAHIY

                    TABLE OF MINIMUM DEATH BENEFIT FACTORS

--------------------------------------------------------------------------------
    Age on           Factors              Age on               Factors
    Date of  ------------------------     Date of    ---------------------------
    Death      Male         Female        Death          Male         Female
--------------------------------------------------------------------------------
     20       6.6164        7.8790          58          2.0452        2.3617
     21       6.4251        7.6272          59          1.9925        2.2951
     22       6.2375        7.3828          60          1.9420        2.2305
     23       6.0525        7.1454          61          1.8935        2.1679
     24       5.8703        6.9142          62          1.8472        2.1075
     25       5.6905        6.6903          63          1.8029        2.0494
     26       5.5133        6.4729          64          1.7607        1.9939
     27       5.3393        6.2621          65          1.7204        1.9407
     28       5.1696        6.0577          66          1.6821        1.8899
     29       5.0035        5.8596          67          1.6455        1.8410
     30       4.8414        5.6676          68          1.6105        1.7940
     31       4.6843        5.4819          69          1.5770        1.7486
     32       4.5317        5.3022          70          1.5450        1.7047
     33       4.3838        5.1282          71          1.5144        1.6623
     34       4.2411        4.9598          72          1.4853        1.6218
     35       4.1029        4.7971          73          1.4578        1.5831
     36       3.9695        4.6402          74          1.4320        1.5466
     37       3.8410        4.4889          75          1.4077        1.5121
     38       3.7173        4.3433          76          1.3849        1.4796
     39       3.5983        4.2038          77          1.3634        1.4489
     40       3.4837        4.0698          78          1.3431        1.4198
     41       3.3737        3.9412          79          1.3237        1.3921
     42       3.2680        3.8178          80          1.3051        1.3658
     43       3.1666        3.6993          81          1.2873        1.3409
     44       3.0690        3.5853          82          1.2703        1.3172
     45       2.9753        3.4755          83          1.2542        1.2950
     46       2.8852        3.3697          84          1.2390        1.2741
     47       2.7986        3.2677          85          1.2247        1.2544
     48       2.7153        3.1694          86          1.2110        1.2358
     49       2.6351        3.0746          87          1.1977        1.2180
     50       2.5581        2.9831          88          1.1846        1.2007
     51       2.4839        2.8950          89          1.1712        1.1835
     52       2.4128        2.8101          90          1.1571        1.1660
     53       2.3447        2.7284          91          1.1415        1.1475
     54       2.2794        2.6498          92          1.1235        1.1272
     55       2.2170        2.5740          93          1.1019        1.1038
     56       2.1572        2.5009          94          1.0746        1.0754
     57       2.1000        2.4302
--------------------------------------------------------------------------------

R.S. 1195 (S)                                                             CAABFS

                      Metropolitan Life Insurance Company

                                  ENDORSEMENT


1. This endorsement replaces the MINIMUM DEATH BENEFIT provision found on page 7 of this policy.

2. Notwithstanding any other provision, the death benefit shall never be less than (a) divided by (b), where

   (a) - the Cash Value immediately before the death of the insured, and

   (b) - the net single premium immediately before the death of the insured (computed on the basis of the 1980 CSO Mortality Table and on the basis of interest at the greater of an annual effective rate of 4% or the rate or rates guaranteed on issuance of this contract and as otherwise required under section 7702 of the Internal Revenue Code) for one dollar of death benefit.

3. Therefore, although the death benefit will be based on the death benefit option in effect at the time of death, the death benefit will never be less than an amount determined under paragraph 2 above. Generally, this means that the death benefit will never be less than the Cash Value multiplied by the minimum death benefit factor from the table on the reverse of this endorsement.

R.S. 1195 (U)                                                             CAAHIZ

                    TABLE OF MINIMUM DEATH BENEFIT FACTORS

--------------------------------------------------------------------------------
    Age on            Factors              Age on                 Factors
    Date of    ---------------------       Date of       -----------------------
    Death             Unisex               Death                  Unisex
--------------------------------------------------------------------------------
     20               6.8329                58                    2.1030
     21               6.6326                59                    2.0481
     22               6.4358                60                    1.9955
     23               6.2422                61                    1.9448
     24               6.0518                62                    1.8963
     25               5.8648                63                    1.8499
     26               5.6812                64                    1.8056
     27               5.5012                65                    1.7634
     28               5.3251                66                    1.7231
     29               5.1536                67                    1.6846
     30               4.9865                68                    1.6478
     31               4.8242                69                    1.6124
     32               4.6668                70                    1.5785
     33               4.5145                71                    1.5460
     34               4.3672                72                    1.5151
     35               4.2246                73                    1.4858
     36               4.0871                74                    1.4582
     37               3.9548                75                    1.4321
     38               3.8272                76                    1.4076
     39               3.7045                77                    1.3845
     40               3.5867                78                    1.3625
     41               3.4735                79                    1.3415
     42               3.3649                80                    1.3214
     43               3.2604                81                    1.3021
     44               3.1601                82                    1.2837
     45               3.0635                83                    1.2662
     46               2.9707                84                    1.2497
     47               2.8815                85                    1.2340
     48               2.7956                86                    1.2190
     49               2.7130                87                    1.2045
     50               2.6335                88                    1.1902
     51               2.5571                89                    1.1756
     52               2.4837                90                    1.1603
     53               2.4132                91                    1.1437
     54               2.3458                92                    1.1249
     55               2.2812                93                    1.1026
     56               2.2194                94                    1.0749
     57               2.1600

--------------------------------------------------------------------------------

R.S. 1195 (U)                                                             CAABFT